UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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Magnum Opus Acquisition Limited

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

Magnum Opus Acquisition Limited

Unit 1009, ICBC Tower,
Three Garden Road,
Central, Hong Kong

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON                , 2023

TO THE SHAREHOLDERS OF MAGNUM OPUS ACQUISITION LIMITED:

You are cordially invited to attend an extraordinary general meeting of shareholders (the “Extraordinary Meeting”) of Magnum Opus Acquisition Limited (the “Company,” “Magnum Opus,” “we,” “us” or “our”), an exempted company incorporated with limited liability under the laws of the Cayman Islands, to be held at 9:30 a.m. Eastern Time, on                , 2023. For the purposes of Cayman Islands law and the amended and restated memorandum and articles of association of Magnum Opus, the physical location of the Extraordinary Meeting shall be at the offices of White & Case LLP at 1221 Avenue of the Americas, New York, New York 10020, or you or your proxyholder will be able to attend and vote at the Extraordinary Meeting online by visiting                 and using a control number assigned by Continental Stock Transfer & Trust Company. To register and receive access to the Extraordinary Meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record and who are granted a proxy by such holder) will need to follow the instructions applicable to them provided in the accompanying proxy statement. At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals:

1.	A proposal by special resolution, to amend Articles 51.7 and 51.8 of the Company’s amended and restated memorandum and articles of association (as amended by a special resolution of the Company’s shareholders on March 17, 2023) (our “MAA”), in accordance with the form set forth in Annex B to the accompanying proxy statement, to extend the date (the “Termination Date”) by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company with one or more businesses, which we refer to as a “business combination,” or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s then issued and outstanding public shares (the “Extension”) for two months, from July 25, 2023 (the “Original Termination Date”) to September 25, 2023, and, if the Company does not consummate a business combination by September 25, 2023, to further extend the Termination Date, without the need for any further approval of the Company’s shareholders, by resolutions of the board of directors of the Company (the “Board”) passed at least three days prior to the applicable Extended Date (as defined below), up to four times, each by an additional month, for an aggregate of four additional months, until January 25, 2024 (such proposal, the “Extension Amendment Proposal”). We refer to the period from July 25, 2023 (exclusive) to September 25, 2023 (inclusive) as the “First-Phase Extension Period,” and each of the one-month extension periods after September 25, 2023 (exclusive) and until January 25, 2024 (inclusive) as a “Second-Phase Extension Period.” Each of the First-Phase Extension Period and the Second-Phase Extension Periods is an “Extension Period.” We refer to September 25, 2023 as the “First-Phase Extended Date,” and the last day of each Second-Phase Extension Period as a “Second-Phase Extended Date,” with the first Second-Phase Extended Date being October 25, 2023 and the fourth Second-Phase Extended Date being January 25, 2024. Each of the First-Phase Extended Date and the Second-Phase Extended Dates is an “Extended Date.” For the avoidance of doubt, the Company may, by resolutions of the Board, terminate any Extension Period at any time before the applicable Extended Date, provided that the Company shall have deposited the applicable Contribution (as defined below) for the applicable Extension Period. The full wording of the special resolution to approve the Extension Amendment Proposal is set out in Annex B to the accompanying proxy statement.

2.	A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement.

The purpose of the Extension Amendment Proposal, and, if necessary, the Adjournment Proposal is to allow us additional time to complete our previously announced proposed business combination contemplated by the Agreement and Plan of Merger, dated September 30, 2022 (Hong Kong Time) (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), by and among the Company, Asia Innovations Group Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“ASIG”) and Connect Merger Sub, an exempted company incorporated with limited liability under the laws of the Cayman Islands and a wholly-owned subsidiary of ASIG (“Merger Sub”), which provides for the Merger (as defined below) and other transactions in connection therewith (collectively, the “Business Combination”). The Merger Agreement and transactions contemplated thereby were unanimously approved by the Board.

The Merger Agreement provides that, among other things, at the Closing (as defined below), in accordance with the applicable provisions of the Companies Act (As Revised) of the Cayman Islands, Merger Sub will merge with and into Magnum Opus, the separate corporate existence of Merger Sub will cease and Magnum Opus will be the surviving entity and become a wholly-owned subsidiary of ASIG (the “Merger”).

For more information about the Merger Agreement and the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 29, 2022.

On March 17, 2023, the Company held an extraordinary general meeting of shareholders (the “First Extension Meeting”), at which the Company’s shareholders approved (a) a proposal to amend the Company’s then effective amended and restated memorandum and articles of association to extend the Termination Date from March 25, 2023 to July 25, 2023, through four one-month extension periods (the “First Extension Amendment Proposal”); and (b) a proposal to amend and restate the investment management trust agreement dated March 23, 2021 entered into by and between the Company and Continental Stock Transfer & Trust Company to (i) reflect such extension and (ii) allow the Company to maintain the funds held in its trust account (the “Trust Account”) established in connection with its initial public offering (“IPO”) in an interest bearing demand deposit account at a bank (the “Trust Amendment Proposal”).

In connection with the First Extension Meeting, shareholders holding 13,404,883 Class A ordinary shares of the Company, par value US$0.0001 per share (each a “Class A Ordinary Share”) exercised their option to redeem their shares for a pro rata portion of the funds in the Trust Account. As a result, approximately US$137,142,200.05 (approximately US$10.23 per Class A Ordinary Share) was released from the Trust Account to pay such shareholders and approximately US$67,473,088.35 remained in the Trust Account (the “March Extension Redemption”). Thereafter, 6,595,117 Class A Ordinary Shares remain issued and outstanding.

In connection with the First Extension Amendment Proposal, on March 29, 2023, the Company deposited US$150,000 to the Trust Account for the period from March 25, 2023 to April 25, 2023, on April 24, 2023, the Company deposited US$150,000 to the Trust Account for the period from April 25, 2023 to May 25, 2023, and on May 22, 2023, the Company deposited US$150,000 to the Trust Account for the period from May 25, 2023 to June 25, 2023. The Company plans to deposit another US$150,000 to the Trust Account for the period from June 25, 2023 to July 25, 2023.

Pursuant to the Trust Amendment Proposal, the Trust Account funds are currently deposited in an interest bearing account at Citibank, N.A. at an interest rate of 4.6% per annum.

As amended pursuant to the First Extension Amendment Proposal, our MAA provides that the Company has until July 25, 2023 to complete its initial business combination. While the Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to the consummation of the Business Combination (the “Closing”) by such deadline, the Board currently believes that there may not be sufficient time before July 25, 2023 to complete the Business Combination. Accordingly, the Board believes that in order for our shareholders to evaluate the Business Combination and for us to be able to consummate the Business Combination, it is in the best interests of the Company to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company has to consummate a business combination to the Extended Date so that our shareholders have the opportunity to participate in our future investment.

In connection with the Extension Amendment Proposal, a holder (“public shareholder”) of Class A Ordinary Shares, may elect to redeem the public shareholder’s Class A Ordinary Shares issued in our IPO, which shares we refer to as the “public shares,” for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares, regardless of how such public shareholder votes on the Extension Amendment Proposal or whether such public shareholder votes at all. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their rights to redeem their public shares when a business combination, including the Business Combination, is submitted to the shareholders, subject to any limitations set forth in our MAA as amended by the Extension Amendment Proposal. In addition, public shareholders who do not make the election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

Our sponsor, Magnum Opus Holdings LLC (the “Sponsor”) owns 4,500,000 Magnum Opus’ Class B ordinary shares, par value US$0.0001 per share, which we refer to as the “Founder Shares,” that were purchased by the Sponsor prior to our IPO, and 6,000,000 warrants, which we refer to as the “Private Placement Warrants,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. The Founder Shares will automatically convert into Class A Ordinary Shares concurrently with the consummation of an initial business combination of the Company on a one-for-one basis, subject to adjustment. In addition, as of the date of this proxy statement, the Company has an aggregate US$2,000,000 of borrowings under an unsecured convertible promissory notes issued to the Sponsor on September 19, 2022 in the amount of US$200,000 and an unsecured convertible promissory notes issued to the Sponsor on November 18, 2022 in the amount of US$1,800,000 (collectively, the “Working Capital Loans” and each, a “Working Capital Loan”), which would either be repaid upon consummation of a business combination, without interest, or, at the Sponsor’s discretion, may be converted into Private Placement Warrants at a price of US$1.00 per warrant, with each warrant entitling the holder to purchase one Class A Ordinary Share at a price of US$11.50 per share, subject to adjustment. Our directors and officers, Alexandre Casin, Dickson Cheng, Frank Han, Johnny Liu, Jonathan Lin, Kevin Lee and Sammy Hsieh, have a direct or indirect economic interest in an aggregate of 4,975,000 Founder Shares. For a discussion of the interests that our Sponsor, directors and officers may have in the Business Combination, see “The Extension Amendment Proposal — Interests of the Company’s Sponsor, Directors and Executive Officers” in the accompanying proxy statement.

If the Extension Amendment Proposal is approved, (A) for the First-Phase Extension Period, the Company shall deposit into the Trust Account US$300,000 (the “First-Phase Contribution”), (B) if the Company does not consummate a business combination by the First-Phase Extended Date and the Board elects to further extend the period to consummate a business combination, for each Second-Phase Extension Period, the Company shall deposit into the Trust Account US$150,000 (each such deposit, a “Second-Phase Contribution”, and each of the First-Phase Contribution and the Second-Phase Contributions, a “Contribution”).

The First-Phase Contribution will be deposited in the Trust Account in two equal installments of US$150,000, on or before August 1, 2023 and September 1, 2023, respectively. Each Second-Phase Contribution, if applicable, will be deposited into the Trust Account on or before (x) with respect to the first Second-Phase Extension Period, October 1, 2023, and (y) with respect to each subsequent Second-Phase Extension Period, the first day of the calendar month in which the immediate subsequent Second-Phase Extended Date falls. Each of the Contributions is conditioned upon the approval of the Extension Amendment Proposal and implementation of the Extension. The Contributions will not occur if the Extension Amendment Proposal is not approved.

The amount of the Contributions will be loaned by ASIG to the Company and the loans will not bear interest and will be repayable by the Company to ASIG, upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Company terminates an Extension Period, the Company will liquidate and dissolve in accordance with the MAA, provided that the Company shall have deposited the applicable Contribution for such Extension Period.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

In connection with the Extension Amendment Proposal, each public shareholder may elect to redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares (a “Redemption Election”), regardless of how such public shareholder votes on the Extension Amendment Proposal or whether such public shareholder votes at all. The deadline to make a Redemption Election is 5:00 p.m. Eastern Time on                , 2023, the date that is two business days prior to the scheduled vote at the Extraordinary Meeting (the “Redemption Deadline”). The public shareholder may tender its shares by either delivering its share certificate(s) (if any) and other redemption forms to the transfer agent or by delivering its shares and other redemption forms to the transfer agent electronically using the Depository Trust Company (“DTC”)’s DWAC (Deposit/Withdrawal At Custodian) system. If the public shareholder holds public shares in street name, such public shareholder will need to instruct its bank, broker or other nominee to withdraw the shares from its account in order to exercise its redemption rights. A holder of units must elect to separate its units into the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. If a holder holds its units in an account at a brokerage firm or bank, the holder must notify its broker or bank that it elects to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its own name, the holder must contact Continental Stock Transfer & Trust Company (in its capacity as Magnum Opus’ transfer agent, the “transfer agent”) directly and instruct it to do so.

Prior to the deadline to make a Redemption Election, public shareholders that desire to indicate their intention to make an Election Reversal (as defined below) are requested to indicate such intention in the Reversal Commitment Form accompanying the proxy statement as Annex A (“Reversal Commitment Form”), which should be submitted to the transfer agent prior to the Redemption Deadline. Immediately following the Redemption Deadline and before the Extraordinary Meeting, a public shareholder that makes a Redemption Election may withdraw its Redemption Election with respect to all or a portion of its public shares for which it previously submitted a Redemption Election (an “Election Reversal”), subject to the Board’s determination to permit such withdrawal. See “The Extension Amendment Proposal — Redemption Withdrawal Procedures.”

The Board may elect to postpone the Extraordinary Meeting in its sole discretion before 9:30 a.m. Eastern Time on                , 2023, pursuant to Article 23.9 of the MAA. For the duration of such postponement, to the extent a public shareholder has made the Redemption Election and has tendered or delivered its share certificate(s) (if applicable) (physically or electronically) and any other redemption documents through the DWAC system at DTC, such shareholder will not be able to transfer, assign or sell such public shares. The Company requests that public shareholders indicate their intention to make an Election Reversal on their Reversal Commitment Form.

The redemption of public shares pursuant to the Redemption Elections is subject to the Redemption Limitation (as defined in the MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any Election Reversals) if such redemption would cause the Company to have less than US$5,000,001 of net tangible assets following such redemptions.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The Board has fixed the close of business on June 26, 2023 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s ordinary shares on the Record Date are entitled to receive notice of and vote at the Extraordinary Meeting or any adjournment thereof.

In connection with the Extension Amendment Proposal, public shareholders may make the Redemption Election, regardless of how such public shareholders vote on the Extension Amendment Proposal or whether such public shareholders vote at all. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, public shareholders that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, subject to the Board’s determination to permit such withdrawal, will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our MAA, as amended by the Extension Amendment Proposal. In addition, public shareholders that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, subject to the Board’s determination to permit such withdrawal, would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the applicable Extended Date.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. Based on the amount in the Trust Account as of                , 2023, [the latest practicable date prior to the Record Date], this would amount to approximately US$                per public share. The closing price of the public shares on the New York Stock Exchange (the “NYSE”) on                , 2023, [the most recent practicable trading day prior to the Record Date of the Extraordinary Meeting], was US$               . The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Adjournment Proposal, if required and approved, will allow the Board to adjourn the Extraordinary Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination before July 25, 2023, in accordance with our MAA, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our redeemable warrants (“Warrants”), each whole warrant entitling the holder thereof to acquire one public share at a price of US$11.50 per share (subject to adjustment), including the warrants included in the units sold in the IPO (the “public warrants”) and the Private Placement Warrants, which will expire worthless in the event the Company winds up.

You are not being asked to vote on the Business Combination at this time. If the Extension is approved and you do not elect to redeem your public shares in connection with the Extension Amendment Proposal, or you elect to redeem your public shares but withdraw such Redemption Election, subject to the Board’s determination to permit such withdrawal, you will retain the right to vote on the Business Combination when it is submitted to our shareholders (provided that you are a shareholder on the record date for a meeting to consider the Business Combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event the Business Combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, and, if presented, the Adjournment Proposal, are advisable and in the best interests of the Company, and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Extraordinary Meeting. Whether or not you plan to attend the Extraordinary Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors,

Hou Pu Jonathan Lin
Chief Executive Officer and Director (Principal Executive Officer)

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary Meeting. If you are a shareholder of record, you may also cast your vote (including virtually) at the Extraordinary Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote (including virtually) at the Extraordinary Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as abstaining in respect of the Extension Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary Meeting but will have no effect on the outcome of the Extension Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary Meeting to be held on                , 2023: This notice of meeting and the accompanying proxy statement are available at                .

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON                , 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) TENDER OR DELIVER YOUR PUBLIC SHARES (AND SHARE CERTIFICATE(S) IF APPLICABLE) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN TIME ON                , 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING, THAT THE ELECTION TO REDEEM YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

PROXY STATEMENT — DATED                , 2023

Magnum Opus Acquisition Limited

Unit 1009, ICBC Tower,
Three Garden Road,
Central, Hong Kong

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON                , 2023

An extraordinary general meeting of shareholders (the “Extraordinary Meeting”) of Magnum Opus Acquisition Limited (the “Company,” “Magnum Opus,” “we,” “us” or “our”), an exempted company incorporated with limited liability under the laws of the Cayman Islands, will be held at 9:30 a.m. Eastern Time, on                , 2023. For the purposes of Cayman Islands law and the amended and restated memorandum and articles of association of Magnum Opus, the physical location of the Extraordinary Meeting shall be at the offices of White & Case LLP at 1221 Avenue of the Americas, New York, New York 10020, or you or your proxyholder will be able to attend and vote at the Extraordinary Meeting online by visiting                 and using a control number assigned by Continental Stock Transfer & Trust Company. To register and receive access to the Extraordinary Meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided herein. At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals:

1.	A proposal by special resolution, to amend Articles 51.7 and 51.8 of the Company’s amended and restated memorandum and articles of association (as amended by a special resolution of the Company’s shareholders on March 17, 2023) (our “MAA”), in accordance with the form set forth in Annex B hereto, to extend the date (the “Termination Date”) by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company with one or more businesses, which we refer to as a “business combination,” or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s then issued and outstanding public shares (the “Extension”) for two months, from July 25, 2023 (the “Original Termination Date”) to September 25, 2023, and, if the Company does not consummate a business combination by September 25, 2023, to further extend the Termination Date, without the need for any further approval of the Company’s shareholders, by resolutions of the board of directors of the Company (the “Board”) passed at least three days prior to the applicable Extended Date (as defined below), up to four times, each by an additional month, for an aggregate of four additional months, until January 25, 2024 (such proposal, the “Extension Amendment Proposal”). We refer to the period from July 25, 2023 (exclusive) to September 25, 2023 (inclusive) as the “First-Phase Extension Period,” and each of the one-month extension periods after September 25, 2023 (exclusive) and until January 25, 2024 (inclusive) as a “Second-Phase Extension Period.” Each of the First-Phase Extension Period and the Second-Phase Extension Periods is an “Extension Period.” We refer to September 25, 2023 as the “First-Phase Extended Date,” and the last day of each Second-Phase Extension Period as a “Second-Phase Extended Date,” with the first Second-Phase Extended Date being October 25, 2023 and the fourth Second-Phase Extended Date being January 25, 2024. Each of the First-Phase Extended Date and the Second-Phase Extended Dates is an “Extended Date.” For the avoidance of doubt, the Company may, by resolutions of the Board, terminate any Extension Period at any time up to the applicable Extended Date, provided that the Company shall have deposited the applicable Contribution (as defined below) for the applicable Extension Period. The full wording of the special resolution to approve the Extension Amendment Proposal is set out in Annex B hereto.

2.	A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The purpose of the Extension Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our previously announced proposed business combination contemplated by the Agreement and Plan of Merger, dated September 30, 2022 (Hong Kong Time) (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), by and among the Company, Asia Innovations Group Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“ASIG”) and Connect Merger Sub, an exempted company incorporated with limited liability under the laws of the Cayman Islands and a wholly-owned subsidiary of ASIG (“Merger Sub”), which provides for the Merger (as defined below) and other transactions in connection therewith (collectively, the “Business Combination”). The Merger Agreement and transactions contemplated thereby were unanimously approved by the Board.

The Merger Agreement provides that, among other things, at the Closing (as defined below), in accordance with the applicable provisions of the Companies Act (As Revised) of the Cayman Islands, Merger Sub will merge with and into Magnum Opus, the separate corporate existence of Merger Sub will cease and Magnum Opus will be the surviving entity and become a wholly-owned subsidiary of ASIG (the “Merger”).

For more information about the Merger Agreement and the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 29, 2022.

On March 17, 2023, the Company held an extraordinary general meeting of shareholders (the “First Extension Meeting”), at which the Company’s shareholders approved (a) a proposal to amend the Company’s then effective amended and restated memorandum and articles of association to extend the Termination Date from March 25, 2023 to July 25, 2023, through four one-month extension periods (the “First Extension Amendment Proposal”); and (b) a proposal to amend and restate the investment management trust agreement dated March 23, 2021 entered into by and between the Company and Continental Stock Transfer & Trust Company to (i) reflect such extension and (ii) allow the Company to maintain the funds held in its trust account (the “Trust Account”) established in connection with its initial public offering (“IPO”) in an interest bearing demand deposit account at a bank (the “Trust Amendment Proposal”).

In connection with the First Extension Meeting, shareholders holding 13,404,883 Class A ordinary shares of the Company, par value US$0.0001 per share (each a “Class A Ordinary Share”) exercised their option to redeem their shares for a pro rata portion of the funds in the Trust Account. As a result, approximately US$137,142,200.05 (approximately US$10.23 per Class A Ordinary Share) was released from the Trust Account to pay such shareholders and approximately US$67,473,088.35 remained in the Trust Account (the “March Extension Redemption”). Thereafter, 6,595,117 Class A Ordinary Shares remain issued and outstanding.

In connection with the First Extension Amendment Proposal, on March 29, 2023, the Company deposited US$150,000 to the Trust Account for the period from March 25, 2023 to April 25, 2023, on April 24, 2023, the Company deposited US$150,000 to the Trust Account for the period from April 25, 2023 to May 25, 2023, and on May 22, 2023, the Company deposited US$150,000 to the Trust Account for the period from May 25, 2023 to June 25, 2023. The Company plans to deposit another US$150,000 to the Trust Account for the period from June 25, 2023 to July 25, 2023.

Pursuant to the Trust Amendment Proposal, the Trust Account funds are currently deposited in an interest bearing account at Citibank, N.A. at an interest rate of 4.6% per annum.

As amended pursuant to the First Extension Amendment Proposal, our MAA provides that the Company has until July 25, 2023 to complete its initial business combination. While the Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to the consummation of the Business Combination (the “Closing”) by such deadline, the Board currently believes that there may not be sufficient time before July 25, 2023 to complete the Business Combination. Accordingly, the Board believes that in order for our shareholders to evaluate the Business Combination and for us to be able to consummate the Business Combination, it is in the best interests of the Company to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company has to consummate a business combination to the Extended Date so that our shareholders have the opportunity to participate in our future investment.

In connection with the Extension Amendment Proposal, a holder (“public shareholder”) of Class A Ordinary Shares, may elect to redeem the public shareholder’s Class A Ordinary Shares issued in our IPO, which shares we refer to as the “public shares,” for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares, regardless of how such public shareholder votes on the Extension Amendment Proposal or whether such public shareholder votes at all. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their rights to redeem their public shares when a business combination, including the Business Combination, is submitted to the shareholders, subject to any limitations set forth in our MAA as amended by the Extension Amendment Proposal. In addition, public shareholders who do not make the election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

Our sponsor, Magnum Opus Holdings LLC (the “Sponsor”) owns 4,500,000 Magnum Opus’ Class B ordinary shares, par value US$0.0001 per share, which we refer to as the “Founder Shares,” that were purchased by the Sponsor prior to our IPO, and 6,000,000 warrants, which we refer to as the “Private Placement Warrants,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. In addition, as of the date of this proxy statement, the Company has an aggregate US$2,000,000 of borrowings under an unsecured convertible promissory notes issued to the Sponsor on September 19, 2022 in the amount of US$200,000 and an unsecured convertible promissory notes issued to the Sponsor on November 18, 2022 in the amount of US$1,800,000 (collectively, the “Working Capital Loans” and each, a “Working Capital Loan”), which would either be repaid upon consummation of a business combination, without interest, or, at the Sponsor’s discretion, may be converted into Private Placement Warrants at a price of US$1.00 per warrant, with each warrant entitling the holder to purchase one Class A Ordinary Share at a price of US$11.50 per share, subject to adjustment. Our directors and officers, Alexandre Casin, Dickson Cheng, Frank Han, Johnny Liu, Jonathan Lin, Kevin Lee and Sammy Hsieh, have a direct or indirect economic interest in an aggregate of 4,975,000 Founder Shares. For a discussion of the interests that our Sponsor, directors and officers may have in the Business Combination, see “The Extension Amendment Proposal — Interests of the Company’s Sponsor, Directors and Executive Officers.”

If the Extension Amendment Proposal is approved, (A) for the First-Phase Extension Period, the Company shall deposit into the Trust Account US$300,000 (the “First-Phase Contribution”), (B) if the Company does not consummate a business combination by the First-Phase Extended Date and the Board elects to further extend the period to consummate a business combination, for each Second-Phase Extension Period, the Company shall deposit into the Trust Account US$150,000 (each such deposit, a “Second-Phase Contribution”, and each of the First-Phase Contribution and the Second-Phase Contributions, a “Contribution”).

The First-Phase Contribution will be deposited in the Trust Account in two equal installments of US$150,000, on or before August 1, 2023 and September 1, 2023, respectively. Each Second-Phase Contribution, if applicable, will be deposited into the Trust Account on or before (x) with respect to the first Second-Phase Extension Period, October 1, 2023, and (y) with respect to each subsequent Second-Phase Extension Period, the first day of the calendar month in which the immediate subsequent Second-Phase Extended Date falls. Each of the Contributions is conditioned upon the approval of the Extension Amendment Proposal and implementation of the Extension. The Contributions will not occur if the Extension Amendment Proposal is not approved. The amount of the Contributions will be loaned by ASIG to the Company and the loans will not bear interest and will be repayable by the Company to ASIG, upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Company terminates an Extension Period, the Company will liquidate and dissolve in accordance with the MAA, provided that the Company shall have deposited the applicable Contribution for such Extension Period.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

In connection with the Extension Amendment Proposal, each public shareholder may elect to redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares (a “Redemption Election”), regardless of how such public shareholder votes on the Extension Amendment Proposal or whether such public shareholder votes at all. The deadline to make a Redemption Election is 5:00 p.m. Eastern Time on                , 2023, the date that is two business days prior to the scheduled vote at the Extraordinary Meeting (the “Redemption Deadline”). The public shareholder may tender its shares by either delivering its share certificate(s) (if any) and other redemption forms to the transfer agent or by delivering its shares and other redemption forms to the transfer agent electronically using the Depository Trust Company (“DTC”)’s DWAC (Deposit/Withdrawal At Custodian) system. If the public shareholder holds public shares in street name, such public shareholder will need to instruct its bank, broker or other nominee to withdraw the shares from its account in order to exercise its redemption rights. A holder of units must elect to separate its units into the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. If a holder hold its units in an account at a brokerage firm or bank, the holder must notify its broker or bank that it elects to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its own name, the holder must contact Continental Stock Transfer & Trust Company (in its capacity as Magnum Opus’ transfer agent, the “transfer agent”) directly and instruct it to do so.

Prior to the deadline to make a Redemption Election, public shareholders that desire to indicate their intention to make an Election Reversal (as defined below) are requested to indicate such intention in the Reversal Commitment Form accompanying this proxy statement as Annex A (“Reversal Commitment Form”), which should be submitted to the transfer agent prior to the Redemption Deadline. Immediately following the Redemption Deadline and before the Extraordinary Meeting, a public shareholder that makes a Redemption Election may withdraw its Redemption Election with respect to all or a portion of its public shares for which it previously submitted a Redemption Election (an “Election Reversal”), subject to the Board’s determination to permit such withdrawal. See “The Extension Amendment Proposal — Redemption Withdrawal Procedures.”

The Board may elect to postpone the Extraordinary Meeting in its sole discretion before 9:30 a.m. Eastern Time on                , 2023, pursuant to Article 23.9 of the MAA. For the duration of such postponement, to the extent a public shareholder has made the Redemption Election and has tendered or delivered such share certificate(s) (if applicable) (physically or electronically) (and any other redemption documents) through the DWAC system at DTC, such shareholder will not be able to transfer, assign or sell such public shares. The Company requests that public shareholders indicate their intention to make an Election Reversal on their Reversal Commitment Form.

The redemption of public shares pursuant to the Redemption Elections is subject to the Redemption Limitation (as defined in the MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any Election Reversals) if such redemption would cause the Company to have less than US$5,000,001 of net tangible assets following such redemptions.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The Board has fixed the close of business on June 26, 2023 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s ordinary shares on the Record Date are entitled to vote at the Extraordinary Meeting or any adjournment thereof.

In connection with the Extension Amendment Proposal, public shareholders may make the Redemption Election, regardless of how such public shareholders vote on the Extension Amendment Proposal or whether such public shareholders vote at all. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, public shareholders that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, subject to the Board’s determination to permit such withdrawal, will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our MAA, as amended by the Extension Amendment Proposal. In addition, public shareholders that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, subject to the Board’s determination to permit such withdrawal, would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the applicable Extended Date.

The withdrawal of funds from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election, and the amount remaining in the Trust Account after such withdrawal may be only a fraction of the US$                (including interest) that was in the Trust Account as of                , 2023, [the latest practicable date prior to the Record Date]. In such event, the Company may seek to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the Trust Account will be approximately US$                as of                , 2023, [the latest practicable date prior to the Record Date of the Extraordinary Meeting]. The closing price of the public shares on the New York Stock Exchange (the “NYSE”) on                , 2023, [the latest practicable trading date prior to the Record Date of the Extraordinary Meeting], was US$               . The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Adjournment Proposal, if required and approved, will allow the Board to adjourn the Extraordinary Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination before July 25, 2023, in accordance with our MAA, the Company (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our redeemable warrants (“Warrants”), each whole warrant entitling the holder thereof to acquire one public share at a price of US$11.50 per share (subject to adjustment), including the warrants included in the units sold in the IPO (the “public warrants”) and the Private Placement Warrants, which will expire worthless in the event the Company winds up.

The holders of our Founder Shares have agreed to waive their redemption rights with respect to their Founder Shares and public shares, if any, in connection with a shareholder vote to approve an amendment to the MAA.

The Sponsor has agreed that it will be liable to us if and to the extent any claims by (A) a third-party (other than our independent registered public accounting firm) for services rendered or products sold to us, or (B) a prospective target business with which we have discussed entering into a written letter of intent, confidentiality or other similar agreement, reduce the amounts in the Trust Account to below the lesser of (i) US$10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than US$10.00 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations, and we believe that the Sponsor’s only material assets are securities of the Company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations.

If the Extension Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed at a per-share price equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes as of two business days prior to such approval, divided by the number of then issued and outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the applicable Extended Date. If the Extension Amendment Proposal is approved, public shareholders that do not redeem their public shares now, or that redeem their public shares but withdraw such redemption, subject to the Board’s determination to permit such withdrawal, will retain their redemption rights and their ability to vote on a business combination through the applicable Extended Date.

Only record holders of the Company’s ordinary shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Extraordinary Meeting. As of                , 2023 [(the latest practicable date prior to the Record Date)], there were 11,595,117 issued and outstanding ordinary shares of Magnum Opus, including 6,595,117 issued and outstanding public shares and 5,000,000 issued and outstanding Founder Shares. The Company’s Warrants do not have voting rights in connection with the Extension Amendment Proposal, or, if presented, the Adjournment Proposal.

This proxy statement contains important information about the Extraordinary Meeting and the proposals to be voted on at the Extraordinary Meeting. Please read it carefully and vote your shares.

Forward-Looking Statements

This proxy statement contains statements that are forward-looking and as such are not historical facts. These include, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements.

Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward- looking statements. Forward-looking statements are based on the opinions, estimates and beliefs of the Company’s management as of the date such statements are made, as well as assumptions made by and information currently available to the Company’s management, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward- looking statements. These risks and uncertainties include, but are not limited to:

•	our ability to obtain approval for the Extension Amendment Proposal and, if presented, the Adjournment Proposal;

•	our ability to complete the initial business combination, including the Business Combination;

•	our anticipated benefits of the Business Combination;

•	our expectations around the performance of the prospective target;

•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•	proposed changes in SEC rules related to special purpose acquisition companies;

•	the amount of redemptions by our public shareholders;

•	our potential ability to obtain additional financing to complete our initial business combination;

•	the ability of our officers and directors to generate other potential business combination opportunities if the Business Combination is not completed;

•	our public securities’ potential liquidity and trading;

•	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance; or

•	the Trust Account being subject to claims of third parties.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, including those factors described under the “Item 1A. Risk Factors” therein, the Company’s subsequent Quarterly Reports on Form 10-Q, and this proxy statement. Copies of the Company’s filings with the SEC are available publicly on SEC’s website at http://www.sec.gov or may be obtained by contacting the Company.

Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

All forward-looking statements are made only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

Questions And Answers About The Extraordinary Meeting

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Extraordinary Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary Meeting.

The Company is a blank check company incorporated on January 22, 2021 as a Cayman Islands exempted company with limited liability and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We have neither engaged in any operations nor generated any revenue to date. Based on our business activities, we are a “shell company” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) because we have no operations and nominal assets consisting almost entirely of cash.

On March 25, 2021, Magnum Opus closed its IPO of 20,000,000 units, with each unit consisting of one Class A Ordinary Share and one-half of one redeemable public warrant, with each whole public warrant exercisable for one Class A Ordinary Share at a price of US$11.50 per share, subject to adjustment. The units were sold at an offering price of US$10.00 per unit, generating gross proceeds of US$200,000,000. Credit Suisse Securities (USA) LLC acted as the representative of the underwriters for the IPO and JonesTrading Institutional Services LLC acted as co-manager for the IPO. The Class A Ordinary Shares and public warrants comprising the units commenced separate trading on May 11, 2021.

Prior to the consummation of the IPO, on January 26, 2021, the Sponsor purchased an aggregate of 5,750,000 Founder Shares for US$25,000, or US$0.004 per share, to cover certain of Magnum Opus’ offering costs. On March 22, 2021, the Sponsor transferred an aggregate of 500,000 Founder Shares to certain officers, directors and advisory board member. On May 11, 2021, 750,000 Founder Shares were forfeited by the Sponsor, resulting in the Sponsor holding 4,500,000 Founder Shares.

Simultaneously with the closing of the IPO, Magnum Opus completed the private sale (the “Private Placement”) of an aggregate of 6,000,000 Private Placement Warrants to the Sponsor, generating gross proceeds to Magnum Opus of US$6,000,000. The Private Placement Warrants are identical to the public warrants, except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by Magnum Opus, (ii) may not (including the Class A Ordinary Shares issuable upon exercise of such Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of Magnum Opus’ initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. If the Private Placement Warrants are held by holders other than Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by Magnum Opus and exercisable by the holders on the same basis as the public warrants. If Magnum Opus does not consummate its initial business combination by July 25, 2023 (or, if the Extension is effected, by the applicable Extended Date) from the closing of the IPO, the Private Placement Warrants will expire worthless. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act. Upon the closing of the IPO and the Private Placement, US$200,000,000 was placed in the Trust Account.

On September 19, 2022, the Company has borrowed US$200,000 of Working Capital Loan from the Sponsor. On November 18, 2022, the Company has borrowed US$1,800,000 of Working Capital Loan from the Sponsor. The Working Capital Loans would either be repaid upon consummation of a business combination, without interest, or, at the Sponsor’s discretion, may be converted into Private Placement Warrants at a price of US$1.00 per warrant, with each warrant entitling the holder to purchase one Class A Ordinary Share at a price of US$11.50 per share, subject to adjustment. As of the date of this proxy statement, the Working Capital Loans in the amount of US$2,000,000 remain outstanding.

On September 29, 2022, the Company announced its entry into the Merger Agreement. For more information about the Merger Agreement and the Business Combination, see our Current Report on Form 8-K filed with the SEC on September 29, 2022.

On March 17, 2023, the Company held the First Extension Meeting, at which the Company’s shareholders approved the First Extension Amendment Proposal and the Trust Amendment Proposal. As a result of the March Extension Redemption, approximately US$137,142,200.05 (approximately US$10.23 per Class A Ordinary Share) was released from the Trust Account to pay such shareholders and approximately US$67,473,088.35 remained in the Trust Account. Thereafter, 6,595,117 Class A Ordinary Shares remain issued and outstanding.

In connection with the First Extension Amendment Proposal, on March 29, 2023, the Company deposited US$150,000 to the Trust Account for the period from March 25, 2023 to April 25, 2023, on April 24, 2023, the Company deposited US$150,000 to the Trust Account for the period from April 25, 2023 to May 25, 2023, and on May 22, 2023, the Company deposited US$150,000 to the Trust Account for the period from May 25, 2023 to June 25, 2023. The Company plans to deposit another US$150,000 to the Trust Account for the period from June 25, 2023 to July 25, 2023.

Pursuant to the Trust Amendment Proposal, the Trust Account funds are currently deposited in an interest bearing account at Citibank, N.A. at an interest rate of 4.6% per annum.

As amended pursuant to the First Extension Amendment Proposal, the MAA provides that the Company has until July 25, 2023 to complete its initial business combination.

The Company believes that given its continued expenditure of time, effort and money on finding business combination opportunities and its entry into the Merger Agreement, circumstances warrant providing public shareholders an opportunity to consider the Business Combination. Therefore, the Board is submitting the Extension Amendment Proposal described in this proxy statement for the shareholders to vote upon, to allow the Company additional time to complete the Business Combination. Even if the Extension is approved, however, there is no assurance that the Business Combination will be consummated prior to the applicable Extended Date.

What is being voted on?

You are being asked to vote on the Extension Amendment Proposal, and, if presented, the Adjournment Proposal. The proposals are listed below:

1.	Extension Amendment Proposal: To amend by special resolution our MAA, in accordance with the form set forth in Annex B attached hereto, to extend the date by which the Company must consummate (i) consummate a business combination, or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s then issued and outstanding public shares, from July 25, 2023 to September 25, 2023 and, to further extend the Termination Date, if the Company does not consummate a business combination by September 25, 2023, without the need for any further approval of the Company’s shareholders, by resolutions of the Board passed at least three days prior to the applicable Extended Date, up to four times, each by an additional month, for an aggregate of four additional months, until January 25, 2024.

2.	Adjournment Proposal: A proposal to approve by ordinary resolution the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

What are the purposes of the proposals?

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete the Business Combination. Our MAA currently provides that the Company must redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, if it has not consummated its initial business combination by July 25, 2023. There is no assurance that the Company will be able to consummate the Business Combination by July 25, 2023, given the actions that must occur prior to the Closing.

The Company believes that given its expenditure of time, effort and money on finding a potential business combination and our entry into the Merger Agreement with respect to the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will be presented at the Extraordinary Meeting only if there are not sufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension Amendment Proposal, or you elect to redeem your public shares but withdraw such Redemption Election, subject to the Board’s determination to permit such withdrawal, you will retain the right to vote on the Business Combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider a business combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event the Business Combination is approved and completed or the Company has not consummated a business combination by the applicable Extended Date.

Why should I vote for the Extension Amendment Proposal?

The Board believes the Company’s shareholders will benefit from the Company consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete the Business Combination from July 25, 2023 to September 25, 2023 and, to further extend the Termination Date, if the Company does not consummate a business combination by September 25, 2023, without the need for any further approval of the Company’s shareholders, by resolutions of the Board passed at least three days prior to the applicable Extended Date, up to four times, each by an additional month, for an aggregate of four additional months, until January 25, 2024. The Extension would give the shareholders the time to evaluate the Business Combination and the Company the opportunity to complete the Business Combination, which the Board believes is in the best interests of the Company and the shareholders.

Our MAA provides that if our shareholders approve an amendment to our MAA that would modify the substance or timing of the Company’s obligation to redeem the Company’s public shares if the Company does not complete a business combination before July 25, 2023, the Company will provide our public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. This MAA provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the time frame contemplated by the MAA. The Company believes that given its expenditure of time, effort and money on finding a potential business combination and our entry into the Merger Agreement with respect to the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination.

The Board recommends that you vote in favor of the Extension Amendment Proposal but expresses no opinion as to whether you should redeem your public shares.

What amount will public shareholders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, (A) for the First-Phase Extension Period, the Company shall deposit into the Trust Account US$300,000, (B) if the Company does not consummate a business combination by the First-Phase Extended Date and the Board elects to further extend the period to consummate a business combination, for each Second-Phase Extension Period, the Company shall deposit into the Trust Account US$150,000.

The First-Phase Contribution will be deposited in the Trust Account in two equal installments of US$150,000, on or before August 1, 2023 and September 1, 2023, respectively. Each Second-Phase Contribution, if applicable, will be deposited into the Trust Account on or before (x) with respect to the first Second-Phase Extension Period, October 1, 2023, and (y) with respect to each subsequent Second-Phase Extension Period, the first day of the calendar month in which the immediate subsequent Second-Phase Extended Date falls. Each of the Contributions is conditioned upon the approval of the Extension Amendment Proposal and implementation of the Extension. The Contributions will not occur if the Extension Amendment Proposal is not approved. The amount of the Contributions will be loaned by ASIG to the Company and the loans will not bear interest and will be repayable by the Company to ASIG, upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Company terminates an Extension Period, the Company will liquidate and dissolve in accordance with the MAA, provided that the Company shall have deposited the applicable Contribution for such Extension Period.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

When would the Board postpone the Extraordinary Meeting?

The Board may elect to postpone the Extraordinary Meeting in its sole discretion before 9:30 a.m. Eastern Time on                , 2023, pursuant to Article 23.9 of the MAA. For the duration of such postponement, to the extent a public shareholder has made the Redemption Election and has tendered or delivered such share certificate(s) (if applicable) (physically or electronically) and any other redemption documents through the Deposit Withdrawal at Custodian (“DWAC”) system at DTC, such shareholder will not be able to transfer, assign or sell such shares.

The redemption of public shares pursuant to the Redemption Elections is subject to the Redemption Limitation (as defined in the MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any Election Reversals) if such redemption would cause the Company to have less than US$5,000,001 of net tangible assets following such redemptions.

The Company requests that public shareholders (i) indicate their intention to make an Election Reversal on their Reversal Commitment Form and (ii) make Election Reversals.

Notwithstanding shareholder approval of the Extension Amendment Proposal or the number of Redemption Elections (taking into account any Election Reversals) by our public shareholders, the Board will retain the right to postpone the Extraordinary Meeting at any time and for any reason without any further action by our shareholders, pursuant to Article 23.9 of the MAA.

How do the Company insiders intend to vote their shares?

Holders of the Founder Shares are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of all proposals.

Holders of the Founder Shares are not entitled to redeem the Founder Shares or any public shares held by them. As of                , 2023 [(the latest practicable date prior to the Record Date)], holders of the Founder Shares in the aggregate are entitled to vote 5,000,000 Founder Shares, which represents 43.1% of the Company’s issued and outstanding ordinary shares. Holders of the Founder Shares include our Sponsor, which owns 4,500,000 Founder Shares and our directors and officers have a direct or indirect economic interest in an aggregate of 4,975,000 Founder Shares. In addition, as of the date of this proxy statement, the Company has borrowed US$2,000,000 of Working Capital Loans from the Sponsor, which would either be repaid upon consummation of a business combination, without interest, or, at the Sponsor’s discretion, may be converted into Private Placement Warrants at a price of US$1.00 per warrant, with each warrant entitling the holder to purchase one Class A Ordinary Share at a price of US$11.50 per share.

In addition, subject to Rule 14e-5 of the Exchange Act, during a period when they are not aware of any material nonpublic information regarding the Company or its securities or otherwise, the Sponsor, the Company’s directors, executive officers, advisors or their affiliates (the “insiders”) may purchase shares in privately negotiated transactions or in the open market prior to the Extraordinary Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date for the Extraordinary Meeting may include a contractual acknowledgment with a selling shareholder that such shareholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Extraordinary Meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders that would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal. None of the insiders may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal, and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” the Extension Amendment Proposal, and, if presented, the Adjournment Proposal.

What vote is required to adopt the Extension Amendment Proposal?

Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

If the Extension Amendment Proposal is approved, any public shareholder may redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, as of two business days prior to such approval, divided by the number of then issued and outstanding public shares. The Board may elect to postpone the Extraordinary Meeting in its sole discretion before 9:30 a.m. Eastern Time on                , 2023, pursuant to Article 23.9 of the MAA.

In no event will the Company proceed with the Extension if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause the Company to have less than US$5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

What vote is required to adopt the Adjournment Proposal?

If presented, approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

What happens if I sell my public shares or units before the Extraordinary Meeting?

The Record Date is earlier than the date of the Extraordinary Meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the Record Date, but before the Extraordinary Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Extraordinary Meeting. If you transfer your public shares prior to the Record Date, you will have no right to vote those shares at the Extraordinary Meeting. If you acquire your public shares after the Record Date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want a proposal to be approved?

If you do not want a proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary Meeting but will have no effect on the outcome of the proposals. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming public shareholders.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension and the extension in connection with the First Extension Amendment Proposal as described in this proxy statement, the Company has not determined whether it may seek any further extension to consummate the Business Combination, although it may determine to do so in the future. In the event that the Company determines to seek a further extension, the Company would be required to obtain the votes of two-thirds (2/3) of the Company’s public shares and Founder Shares, voting together as a single class, issued and outstanding as of the applicable record date, and if such extension request is approved, holders of public shares as of the applicable record date may elect to redeem all or a portion of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, as of two business days prior to such approval, divided by the number of then issued and outstanding public shares.

What happens if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination before July 25, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete an initial business combination before July 25, 2023.

Holders of the Founder Shares have agreed to waive their redemption rights with respect to their Founder Shares and public shares, if any, in connection with a shareholder vote to approve an amendment to the MAA. There will be no distribution from the Trust Account with respect to our Warrants, which will expire worthless in the event we wind up.

If the Extension Amendment Proposal is approved, what happens next?

On September 29, 2022, we entered into the Merger Agreement with respect to the Business Combination. We are seeking the Extension to provide time and opportunity for our shareholders to evaluate and for us to complete the Business Combination. Our efforts to complete the Business Combination will involve, among other things:

•	working with ASIG to prepare and file the registration statement on Form F-4, or other appropriate form (including any pre-effective or post-effective amendments or supplements thereto, and the proxy statements/prospectus included therein) with the SEC in connection with the Business Combination;

•	establishing a meeting date and record date for an extraordinary general meeting for considering the Business Combination, and distributing proxy materials to shareholders;

•	attempting to ensure that the conditions to the Closing are satisfied; and

•	holding an extraordinary meeting to consider the Business Combination.

We are seeking approval of the Extension Amendment Proposal because we may not be able to complete all the tasks prior to July 25, 2023. If the Extension Amendment Proposal is approved, we expect to seek shareholder approval of the Business Combination. If shareholders approve the Business Combination, we expect to consummate the Business Combination as soon as practicable following such shareholder approval. The Company can provide no assurances, however, that the Business Combination will be consummated prior to the applicable Extended Date.

If the Extension Amendment Proposal is approved, the Company will file the amendment to the MAA with the Registrar of Companies in the Cayman Islands in accordance with Cayman Islands law, such amendment being in the form set forth in Annex B hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s ordinary shares held by the holders of Founder Shares through the Founder Shares.

If I do not redeem my shares now, would I still be able to vote on the Business Combination and exercise my redemption rights with respect to the Business Combination?

Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, or if you elect to redeem your shares but withdraw such Redemption Election, subject to the Board’s determination to permit such withdrawal, then, assuming you are a shareholder as of the record date for voting on the Business Combination, you will be able to vote on the Business Combination when it is submitted to shareholders. You will also retain your right to redeem the public shares then held by you upon consummation of the Business Combination, subject to any limitations set forth in the MAA, as amended.

When and where is the Extraordinary Meeting?

For the purposes of Cayman Islands law and the MAA, the physical location of the Extraordinary Meeting shall be at the offices of White & Case LLP at 1221 Avenue of the Americas, New York, New York 10020, or you or your proxyholder will be able to attend and vote at the Extraordinary Meeting online by visiting                 and using a control number assigned by Continental Stock Transfer & Trust Company. To register and receive access to the Extraordinary Meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them.

How do I attend the virtual Extraordinary Meeting, and will I be able to ask questions?

If you are a registered shareholder, you received a proxy card from the Company’s transfer agent. The form contains instructions on how to attend the virtual Extraordinary Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, please contact the transfer agent at the phone number or email address below. The transfer agent support contact information is as follows: +1 (917) 262-2373, and email proxy@continentalstock.com.

Beneficial holders that own their investments through a bank or broker will need to contact the transfer agent to receive a control number. If you plan to vote at the Extraordinary Meeting, you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent at the number or email address above for specific instructions on how to receive the control number. Please allow up to 72 hours prior to the Extraordinary Meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the Extraordinary Meeting by dialing                 (toll-free within the United States and Canada), or:                 (standard rates apply outside the United States and Canada); when prompted enter the pin number                . This is listen-only; you will not be able to vote or enter questions during the Extraordinary Meeting.

How do I vote?

If you are a holder of record of Company’s ordinary shares, including those shares held as a constituent part of our units, you may vote either in person (including virtually) at the Extraordinary Meeting or by submitting a proxy for the Extraordinary Meeting. Whether or not you plan to attend the Extraordinary Meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary Meeting and vote in person (including virtually) if you have already voted by proxy.

If your shares, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary Meeting. However, since you are not the shareholder of record, you may not vote your shares in person (including virtually) at the Extraordinary Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Extraordinary Meeting or by voting in person (including virtually) at the Extraordinary Meeting. Attendance at the Extraordinary Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company, at Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Extraordinary Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

The approval of Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is presented. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non- routine matters. It is expected that all proposals to be voted on at the Extraordinary Meeting will be treated as “non-routine” matters and therefore, we do not expect there to be any broker non-votes at the Extraordinary Meeting.

Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your bank, broker or other nominee to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid extraordinary general meeting of the Company. A quorum will be present if the holders of at least a majority of the issued and outstanding shares of the Company on the Record Date, including those shares held as a constituent part of our units, are represented in person (including virtually) or by proxy at the Extraordinary Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person (including virtually) at the Extraordinary Meeting. Because all of the proposals to be voted on at the Extraordinary Meeting are expected to be treated as “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Extraordinary Meeting. If there is no quorum, the presiding officer of the Extraordinary Meeting may adjourn the Extraordinary Meeting to another date.

Who can vote at the Extraordinary Meeting?

Only holders of record of the Company’s ordinary shares, including those shares held as a constituent part of our units, at the close of business on June 26, 2023, are entitled to have their vote counted at the Extraordinary Meeting and any adjournments or postponements thereof. As of                , 2023, 6,595,117 public shares and 5,000,000 Founder Shares were issued and outstanding and entitled to vote, and 797,559 public shares would be required to achieve a quorum.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, then you are a shareholder of record. As a shareholder of record, you may vote in person (including virtually) at the Extraordinary Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary Meeting in person (including virtually), the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary Meeting in person (including virtually). However, since you are not the shareholder of record, you may not vote your shares in person (including virtually) at the Extraordinary Meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s Sponsor, directors and executive officers have in the approval of the Extension Amendment Proposal?

The Company’s Sponsor, directors and executive officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include ownership by them or their affiliates of Founder Shares, Private Placement Warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. For detailed discussions, see “ The Extension Amendment Proposal — Interests of the Company’s Sponsor, Directors and Executive Officers.”

What if I object to the Extension Amendment Proposal, and/or the Adjournment Proposal? Do I have appraisal rights?

Shareholders do not have appraisal rights in connection with either the Extension Amendment Proposal, or, if presented, the Adjournment Proposal under Cayman Islands law.

What happens to the Company’s Warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination before July 25, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our Warrants, which will expire worthless in the event the Company winds up.

What happens to the Company Warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, the Company will continue its efforts to consummate a business combination until the applicable Extended Date and will retain the blank check company restrictions previously applicable to it. The Warrants will remain outstanding in accordance with their terms.

How are the funds in the Trust Account currently being held?

On March 21, 2023, the Company instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit accounts at banks, until the earlier of consummation of an initial business combination and liquidation of the Company. The funds in the Trust Account are currently deposited in an interest bearing account at Citibank, N.A. at an interest rate of 4.6% per annum.

The funds will remain in the Trust Account, except for the withdrawal of interest to pay taxes, if any, until the earliest of (i) the completion of a business combination (including the Closing), (2) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the MAA to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete a business combination by the applicable Extended Date, assuming the Extension Amendment Proposal is approved and the Board will take appropriate actions accordingly, and (3) the redemption of all of the public shares if the Company is unable to complete a business combination by the applicable Extended Date, assuming the Extension Amendment Proposal is approved and the Board will take appropriate actions accordingly, subject to applicable law.

How do I redeem my public shares?

If the Extension Amendment Proposal is approved or the Extension is implemented, each public shareholder may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, as of two business days prior to the approval of the Extension, divided by the number of then issued and outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve a business combination, or if the Company has not consummated a business combination by the applicable Extended Date.

Pursuant to our MAA, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(1)	(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(2)	prior to 5:00 p.m. Eastern Time, on , 2023 (two business days prior to the scheduled vote at the Extraordinary Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (email: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the Record Date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time, on                , 2023 (two business days before the scheduled vote at the Extraordinary Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the date of implementation of the Extension.

Through DTC’s DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Tendering or delivering share certificates physically (if any) may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced redemption process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker US$100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders that request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Share certificates that have not been tendered or delivered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender immediately following the deadline to make a Redemption Election. If you delivered your share certificate(s) (if applicable) for redemption to our transfer agent and decide prior to the vote at the Extraordinary Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. For additional information, see “How do I make an Election Reversal with respect to my public shares?” In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the Redemption Election until such shares are redeemed for cash or returned to such shareholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to our transfer agent with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you (if applicable) so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

How do I make an Election Reversal with respect to my public shares?

The Board may elect to postpone the Extraordinary Meeting in its sole discretion before 9:30 a.m. Eastern Time on                , 2023, pursuant to Article 23.9 of the MAA. The redemption of public shares pursuant to the Redemption Elections is subject to the Redemption Limitation (as defined in the MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any Election Reversals) if such redemption would cause the Company to have less than US$5,000,001 of net tangible assets following such redemptions. Prior to the deadline to make a Redemption Election (which is 5:00 p.m. Eastern Time on                , 2023, the date that is two business days prior to the scheduled vote at the Extraordinary Meeting), public shareholders that desire to indicate their intention to make an Election Reversal should indicate such intention in the Reversal Commitment Form accompanying this proxy statement as Annex A, which should be submitted to the transfer agent. Such Reversal Commitment Form should contain the public shareholder’s legal name, phone number and address of the beneficial owner of the shares for which the Election Reversal is committed.

Immediately following the deadline to make a Redemption Election (which is 5:00 p.m. Eastern Time on                , 2023, the date that is two business days prior to the scheduled vote at the Extraordinary Meeting) and before the Extraordinary Meeting, a public shareholder that desires to withdraw its Redemption Election may effectuate an Election Reversal. In order to effectuate an Election Reversal, you must request that our transfer agent return the shares (physically or electronically) as soon as possible after the deadline to make a Redemption Election. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your ordinary shares.

Who is paying for this proxy solicitation?

The Company is responsible for the costs and expenses in connection with the Extension, including the cost of soliciting proxies.

The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Extraordinary Meeting. The Company has agreed to pay Morrow Sodali a fee of US$20,000 plus associated disbursements. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses.

In addition to the mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the Extraordinary Meeting?

We will announce preliminary voting results at the Extraordinary Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Extraordinary Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: OPA.info@investor.morrowsodali.com

If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact the Company’s transfer agent at:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention: SPAC Redemption Team
Email: spacredemptions@continentalstock.com

You may also contact the Company at:

Magnum Opus Acquisition Limited
Unit 1009, ICBC Tower,
Three Garden Road,
Central, Hong Kong

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

Risk Factors

You should consider carefully all of the risks described in (i) Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on April 4, 2023, (ii) Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 filed with the SEC on May 22, 2023, and in other reports we file with the SEC before making a decision with respect to our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the applicable Extended Date. Our ability to consummate any initial business combination, including the Business Combination, is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of the Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

NYSE may delist Securities of the Company from trading on its exchange, which could limit investors’ ability to make transactions in the securities of the Company and subject us to additional trading restrictions.

The Company’s units, Class A Ordinary Shares and Public Warrants are separately listed on NYSE. In order to continue listing the Company’s securities on NYSE, the Company must maintain certain financial and distribution requirements. For a special purpose acquisition company like the Company, the Company will need to have average aggregate global market capitalization of US$50 million, with US$40 million average aggregate global market capitalization attributable to its publicly-held shares. The Company will also need to meet the following distribution requirements: (a) more than 300 public shareholders, (b) 1,200 total shareholders and the average monthly trading volume being more than 100,000 shares (for the most recent 12 months), and (c) 600,000 publicly held shares.

The Company cannot assure you that its securities will continue to be listed on NYSE after the Extension Meeting given public shareholders’ redemption rights in connection with the Extension Amendment Proposal.

If NYSE delists the Company’s securities from trading on its exchange and the Company is not able to list its securities on another national securities exchange, the Company expects its securities could be quoted on an over-the-counter market. If this were to occur, the Company could face significant material adverse consequences, including:

•	a limited availability of market quotation for its securities;

•	reduced liquidity for its securities;

•	a determination that Class A Ordinary Shares are a “penny stock” which will require brokers trading in Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for its securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financings in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because the Company’s units, Class A Ordinary Shares and Public Warrants are listed on NYSE, they qualify as covered securities under the statute. Although the states are preempted from regulating the sale of the Company’s securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While the Company is not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, other than the State of Idaho, certain state securities regulators view special purpose acquisition companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of special purpose acquisition companies in their states. Further, if the Company were to delist from NYSE, its securities would not qualify as covered securities under the statute and it would be subject to regulation in each state in which it offer its securities.

The initial business combination may be delayed or ultimately prohibited since such business combination may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States (“CFIUS”).

Certain investments that involve, directly or indirectly, the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to review and approval by CFIUS. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective on February 13, 2020, expanded the scope of CFIUS’ jurisdiction to investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” certain “critical infrastructure” and/or “sensitive personal data.”

If a potential initial business combination falls within CFIUS’ jurisdiction, the parties may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. The Sponsor, Magnum Opus Holdings LLC, is a Cayman Islands limited liability company whose sole member is Magnum Opus Sponsors LLC, a Cayman Islands limited liability company controlled by Jonathan Lin, our principal executive officer and director. Jonathan Lin is a foreign person under the CFIUS regulations. The capital contributions made to the Sponsor are also from foreign persons, including from Jonathan Lin and a minority member of Magnum Opus Sponsors LLC. Except as disclosed herein, the Sponsor has no other substantial ties with a non-U.S. person. While ASIG and Magnum Opus do not believe that the Business Combination would be subject to the jurisdiction of CFIUS because, post-closing, neither Magnum Opus nor its investors will have any rights that trigger CFIUS’ jurisdiction (under 31 C.F.R. 800.208, 211), if CFIUS decides to make an inquiry regarding the Business Combination and determines that it has jurisdiction over the Business Combination, CFIUS may decide to block or delay the Business Combination, impose conditions to mitigate national security concerns with respect to such business combination or order it to divest all or a portion of a U.S. business of the combined company if it had proceeded without first obtaining CFIUS clearance. The likelihood of a CFIUS inquiry concerning a potential business combination transaction generally tends to be higher if one or more “control” persons of a sponsor is from Hong Kong or mainland China, as is the case with Magnum Opus; Mr. Lin is a citizen of Canada and permanent resident of Hong Kong.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because Magnum Opus has only a limited time to complete its initial business combination, its failure to obtain any required approvals within the requisite time period may require it to liquidate. If Magnum Opus liquidates, its public shareholders may only receive the redemption value per share, and its Warrants will expire worthless. This will also cause investors to lose any potential investment opportunity in a target company and the chance of realizing future gains on Magnum Opus shareholders’ investment through any price appreciation in the combined company.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a business combination, including the Business Combination, and liquidate the Company.

If the Company is deemed to be an investment company under the Investment Company Act, its activities may be restricted, including:

•	restrictions on the nature of our investments; and

•	restrictions on the issuance of securities,

each of which may make it difficult for the Company to complete a business combination. In addition, we may have imposed upon us burdensome requirements, including:

•	restrictions as an investment company;

•	adoption of a specific form of corporate structure; and

•	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless the Company can qualify for an exclusion, it must ensure that it is engaged primarily in a business other than investing, reinvesting or trading of securities and that its activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of its assets on an unconsolidated basis. The Company’s business is to identify and complete a business combination and thereafter to operate the post-business combination business or assets for the long term. The Company does not plan to buy businesses or assets with a view to resale or profit from their resale, and it does not plan to buy unrelated businesses or assets or to be a passive investor.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other matters, to the circumstances in which special purposes acquisition companies (“SPACs”) such as us could potentially be subjected to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like us, that has not entered into a definitive agreement within 18 months after the effective date of its IPO registration statement or that does not complete its initial business combination within 24 months after such date. Our IPO Registration Statement became effective on March 22, 2022 and the Merger Agreement was entered into on September 29, 2022, which exceeds the 18-month threshold, and we have not completed our initial business combination within 24 months after the effective date of the IPO Registration Statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, unless the Company is able to modify its activities so that we would not be deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares or investing in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

In order to mitigate the risk of being viewed as operating an unregistered investment company, on March 21, 2023, the Company instructed Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the trust account in cash items, which may include interest bearing demand deposit accounts at banks, until the earlier of consummation of an initial business combination and liquidation of the Company. As a result, the Trust Account funds are currently deposited in an interest bearing account at Citibank, N.A. at an interest rate of 4.6% per annum, but such deposit account carries a viable rate and the Company cannot assure you that such rate will not change significantly. The Company may receive minimal interest, if interest rates decrease significantly, which, would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.

The Extraordinary Meeting

Date, Time, Place and Purpose of the Extraordinary Meeting

The Extraordinary Meeting will be held at 9:30 a.m. Eastern Time, on                , 2023. For the purposes of Cayman Islands law and the MAA, the physical location of the Extraordinary Meeting shall be at the offices of White & Case LLP at 1221 Avenue of the Americas, New York, New York 10020, or you or your proxyholder will be able to attend and vote at the Extraordinary Meeting online by visiting                 and using a control number assigned by Continental Stock Transfer & Trust Company. To register and receive access to the Extraordinary Meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them. At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals.

1.	Extension Amendment Proposal: A proposal by special resolution to amend Articles 51.7 and 51.8 of the MAA, in the form set forth in Annex B attached hereto, to extend the date by which the Company must (i) consummate a business combination, or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s then issued and outstanding public shares for two months, from July 25, 2023 to September 25, 2023, and, if the Company does not consummate a business combination by September 25, 2023, to further extend the Termination Date, without the need for any further approval of the Company’s shareholders, by resolutions of the Board passed at least three days prior to the applicable Extended Date, up to four times, each by an additional month, for an aggregate of four additional months, until January 25, 2024.

2.	Adjournment Proposal: A proposal to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Extraordinary Meeting if you owned our ordinary shares, including as a constituent part of a unit, at the close of business on June 26, 2023, the Record Date for the Extraordinary Meeting. You will have one vote per share for each ordinary share you owned at that time. Our Warrants do not carry voting rights.

At the close of business on                , 2023 [(the latest practicable date prior to the Record Date)], there were 6,595,117 public shares and 5,000,000 Founder Shares issued and outstanding, each of which entitles its holder to cast one vote per share.

Votes Required

Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary Meeting but will have no effect on the outcome of the Extension Amendment Proposal.

If you do not want the Extension Amendment Proposal to be approved, you must vote against the proposal. The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Voting

You can vote your shares at the Extraordinary Meeting in person, by proxy, or virtually.

You can vote by proxy by having one or more individuals who will be at the Extraordinary Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Extraordinary Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (a) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (b) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Hou Pu Jonathan Lin, our chief executive officer and director, to act as your proxy at the Extraordinary Meeting. Your proxy will then vote your shares at the Extraordinary Meeting in accordance with the instructions you have given in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Extraordinary Meeting.

Alternatively, you can vote your shares in person by attending the Extraordinary Meeting (including virtually).

A special note for those who plan to attend the Extraordinary Meeting and vote (including virtually): If your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Extraordinary Meeting unless you obtain a legal proxy from the record holder of your shares.

The Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Extraordinary Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal, and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary Meeting.

Shareholders that have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at 800-662-5200 (call toll-free) or 203-658-9400 (call collect).

Shareholders that hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Extraordinary Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Extraordinary Meeting. A proxy may be revoked by filing with the Company at Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Extraordinary Meeting and voting (including virtually).

Simply attending the Extraordinary Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Extraordinary Meeting

Only holders of ordinary shares, their proxy holders and guests the Company may invite may attend the Extraordinary Meeting. If you wish to attend the Extraordinary Meeting but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker to the Extraordinary Meeting, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by the Board on the proposals being presented to the shareholders at the Extraordinary Meeting. The Company has agreed to pay Morrow Sodali a fee of US$20,000 plus associated disbursements. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: OPA.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Extraordinary Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own ordinary shares listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our issued and outstanding ordinary shares is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

Redemption Rights

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem all or a portion of their public shares, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. If the Extension Amendment Proposal is approved, public shareholders that do not redeem their public shares now, or that redeem their public shares but withdraw such redemption, subject to the Board’s determination to permit such withdrawal, will retain their redemption rights and their ability to vote on a business combination through the applicable Extended Date. See “The Extension Amendment Proposal — Redemption Rights.”

No Right of Appraisal

The Company’s shareholders do not have appraisal rights under the Companies Act (As Revised) of the Cayman Islands in connection with the proposals to be voted on at the Extraordinary Meeting. Accordingly, our shareholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the Extraordinary Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Extraordinary Meeting of Shareholders and with respect to any other matters which may properly come before the Extraordinary Meeting. If other matters do properly come before the Extraordinary Meeting, or at any adjournment(s) of the Extraordinary Meeting, the Company expects that the ordinary shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of the Board.

Principal Executive Offices

Our principal executive offices are located at Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong. Our telephone number at such address is +852 3757 9857.

The Extension AMENDMENT Proposal

Background

We are a blank check company incorporated on January 22, 2021 as a Cayman Islands exempted company incorporated with limited liability and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We have neither engaged in any operations nor generated any revenue to date. Based on our business activities, we are a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.

Our executive offices are located at Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong and our telephone number is +852 3757 9857. Our corporate website address is https://www.opusacquisition.com/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

On March 25, 2021, Magnum Opus closed its IPO of 20,000,000 units, with each unit consisting of one Class A Ordinary Share and one-half of one redeemable public warrant, with each whole public warrant exercisable for one Class A Ordinary Share at a price of US$11.50 per share, subject to adjustment. The units were sold at an offering price of US$10.00 per unit, generating gross proceeds of US$200,000,000. Credit Suisse Securities (USA) LLC acted as the representative of the underwriters for the IPO and JonesTrading Institutional Services LLC acted as co-manager for the IPO. The Class A Ordinary Shares and public warrants comprising the units commenced separate trading on May 11, 2021.

Prior to the consummation of the IPO, on January 26, 2021, the Sponsor purchased an aggregate of 5,750,000 Founder Shares for US$25,000, or US$0.004 per share, to cover certain of Magnum Opus’ offering costs. On March 22, 2021, the Sponsor transferred an aggregate of 500,000 Founder Shares to certain officers, directors and advisory board member. On May 11, 2021, 750,000 Founder Shares were forfeited by the Sponsor, resulting in the Sponsor holding 4,500,000 Founder Shares.

Simultaneously with the closing of the IPO, Magnum Opus completed the Private Placement of an aggregate of 6,000,000 Private Placement Warrants to the Sponsor, generating gross proceeds to Magnum Opus of US$6,000,000. The Private Placement Warrants are identical to the Magnum Opus public warrants, except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by Magnum Opus, (ii) may not (including the Class A Ordinary Shares issuable upon exercise of such Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of Magnum Opus’ initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. If the Private Placement Warrants are held by holders other than Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by Magnum Opus and exercisable by the holders on the same basis as the Magnum Opus public warrants. If Magnum Opus does not consummate its initial business combination by July 25, 2023 (or if the Extension is effected, by the applicable Extended Date), the Private Placement Warrants will expire worthless. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

On September 19, 2022, the Company has borrowed US$200,000 of Working Capital Loan from the Sponsor. On November 18 ,2022, the Company has borrowed US$1,800,000 of Working Capital Loan from the Sponsor. The Working Capital Loans would either be repaid upon consummation of a business combination, without interest, or, at the Sponsor’s discretion, may be converted into Private Placement Warrants at a price of US$1.00 per warrant, with each warrant entitling the holder to purchase one Class A Ordinary Share at a price of US$11.50 per share, subject to adjustment.

Upon the closing of the IPO and the Private Placement, US$200,000,000 was placed in the Trust Account. Our units, public shares and public warrants are currently listed on the NYSE under the symbols “OPA.U,” “OPA” and “OPA WS,” respectively. As of                , 2023, [the latest practicable date prior to the Record Date for the Extraordinary Meeting], approximately US$                from the proceeds from our IPO and the Private Placement (including interest) were held in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, in an interest bearing demand deposit account at Citibank, N.A..

As of March 31, 2023, we had cash of approximately US$516,532 held outside of the Trust Account. As of the date of this proxy statement, the Working Capital Loans in the amount of US$2,000,000 remain outstanding. If our cash is insufficient to cover the working capital requirements of the Company, the Company’s officers, directors and Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing, if required, will be available to it on commercially acceptable terms, if at all.

The Extension

On September 29, 2022, the Company announced its entry into the Merger Agreement.

On March 17, 2023, the Company held the First Extension Meeting, at which the Company’s shareholders approved the First Extension Amendment Proposal and the Trust Amendment Proposal. As a result of the March Extension Redemption, approximately US$137,142,200.05 (approximately US$10.23 per Class A Ordinary Share) was released from the Trust Account to pay such shareholders and approximately US$67,473,088.35 remained in the Trust Account. Thereafter, 6,595,117 Class A Ordinary Shares remain issued and outstanding.

In connection with the First Extension Amendment Proposal, on March 29, 2023, the Company deposited US$150,000 to the Trust Account for the period from March 25, 2023 to April 25, 2023, on April 24, 2023, the Company deposited US$150,000 to the Trust Account for the period from April 25, 2023 to May 25, 2023, and on May 22, 2023, the Company deposited US$150,000 to the Trust Account for the period from May 25, 2023 to June 25, 2023. The Company plans to deposit another US$150,000 to the Trust Account for the period from June 25, 2023 to July 25, 2023.

As amended pursuant to the First Extension Amendment Proposal, the MAA provides that the Company has until July 25, 2023 to complete its initial business combination. While the Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to the Closing by the deadline, the Board currently believes that there may not be sufficient time before July 25, 2023 to complete the Business Combination. Accordingly, the Board believes that in order for our shareholders to evaluate the Business Combination and for us to be able to consummate the Business Combination, it is in the best interests of the Company and its shareholders to obtain the Extension.

The Company is proposing to amend its MAA to extend the date by which the Company must consummate a business combination for two months, from July 25, 2023 to September 25, 2023, and if the Company does not consummate a business combination by September 25, 2023, to further extend the Termination Date, without the need for any further approval of the Company’s shareholders, by resolutions of the Board passed at least three days prior to applicable Extended Date, up to four times, each by an additional month, for an aggregate of four additional months, until January 25, 2024.

The purpose of the Extension Amendment Proposal is to provide sufficient time for the shareholders to evaluate and the Company to complete the Business Combination.

Without the Extension, we believe that we may not be able to complete the Business Combination on or before July 25, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on September 29, 2022.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the applicable Extended Date.

If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination before July 25, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete an initial business combination before July 25, 2023.

A copy of the proposed amendment to the MAA is attached to this proxy statement as Annex B.

Reasons for the Extension Amendment Proposal

The MAA provides that the Company must consummate a business combination by July 25, 2023. The purpose of the Extension Amendment Proposal is to provide sufficient time for our shareholders to evaluate and for us to complete the Business Combination, which the Board believes is in the best interest of the Company and our shareholders. The Company believes that given the Company’s expenditure of time, effort and money on pursuing on finding a potential business combination and our entry into the Merger Agreement with respect to the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination through the applicable Extended Date.

As previously announced, we entered into the Merger Agreement on September 29, 2022. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination. While the Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to the Closing by the deadline, the Board currently believes that there may not be sufficient time before July 25, 2023 to complete the Business Combination. Accordingly, the Board believes that in order for our shareholders to be able to evaluate and for us to be able to consummate the Business Combination, it is in the best interests of the Company and our shareholders to obtain the Extension.

Without the Extension, we believe that we may not be able to complete the Business Combination on or before July 25, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on September 29, 2022.

Accordingly, the Company has determined to seek shareholder approval to extend the time for closing the initial business combination from July 25, 2023 to September 25, 2023, and, if the Company does not consummate a business combination by September 25, 2023, to further extend the Termination Date, without the need for any further approval of the Company’s shareholders, by resolutions of the Board passed at least three days prior to the applicable Extended Date, up to four times, each by an additional month, for an aggregate of four additional months, until January 25, 2024. The Company and its officers and directors agreed that they would not seek to amend the Company’s MAA to allow for a longer period of time to complete a business combination or to amend any other material provisions related to shareholders’ rights unless the Company provided holders of public shares with the right to redeem their public shares in connection therewith.

If the Extension Amendment Proposal is Not Approved

Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the Termination Date. The Board will not implement the Extension unless our shareholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and the Company does not consummate the Business Combination before July 25, 2023, in accordance with our MAA, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per- share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless in the event the Company winds up.

The holders of the Founder Shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the Trust Account with respect to the Company’s Warrants, which will expire worthless in the event the Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, the Sponsor has agreed to advance us the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file the amendment to the MAA with the Registrar of Companies in the Cayman Islands in accordance with Cayman Islands law, such amendment being in the form set forth in Annex B hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by September 25, 2023, and, if the Company does not consummate a business combination by September 25, 2023, the Company will further extend such deadline, without the need for any further approval of the Company’s shareholders, by resolutions of the Board passed at least three days prior to the applicable Extended Date, up to four times, each by an additional month, for an aggregate of four additional months, until January 25, 2024.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension Amendment Proposal, or you elect to redeem your public shares but withdraw such Redemption Election, subject to the Board’s determination to permit such withdrawal, you will retain the right to vote on a business combination in the event one is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider the Business Combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event the Business Combination is approved and completed or the Company has not consummated a business combination by the applicable Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a fraction of the US$                that was in the Trust Account as of                , 2023, [the latest practicable date prior to the Record Date]. In such event, the Company may still seek to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The redemption of public shares pursuant to the Redemption Elections is subject to the Redemption Limitation (as defined in the MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any Election Reversals) if such redemption would cause the Company to have less than US$5,000,001 of net tangible assets following such redemptions.

Redemption Rights

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem all of their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, as of two business days prior to such approval, divided by the number of then issued and outstanding public shares, regardless of how such public shareholders vote on the Extension Amendment Proposal or whether such public shareholders vote at all.

The redemption of public shares pursuant to the Redemption Elections is subject to the Redemption Limitation (as defined in the MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any Election Reversals) if such redemption would cause the Company to have less than US$5,000,001 of net tangible assets following such redemptions.

If the Extension Amendment Proposal is approved, (A) for the First-Phase Extension Period, the Company shall deposit into the Trust Account US$300,000, (B) if the Company does not consummate a business combination by the First-Phase Extended Date and the Board elects to further extend the period to consummate a business combination, for each Second-Phase Extension Period, the Company shall deposit into the Trust Account US$150,000.

The First-Phase Contribution will be deposited in the Trust Account in two equal installments of US$150,000, on or before August 1, 2023 and September 1, 2023, respectively. Each Second-Phase Contribution, if applicable, will be deposited into the Trust Account on or before (x) with respect to the first Second-Phase Extension Period, October 1, 2023, and (y) with respect to each subsequent Second-Phase Extension Period, the first day of the calendar month in which the immediate subsequent Second-Phase Extended Date falls.

Each of the Contributions is conditioned upon the approval of the Extension Amendment Proposal and implementation of the Extension. The Contributions will not occur if the Extension Amendment Proposal is not approved. The amount of the Contributions will be loaned by ASIG to the Company and the loans will not bear interest and will be repayable by the Company to ASIG, upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Company terminates an Extension Period, the Company will liquidate and dissolve in accordance with the MAA, provided that the Company shall have deposited the applicable Contribution for such Extension Period.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST OR YOU MUST ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT, INCLUDING THE LEGAL NAME, PHONE NUMBER AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME, ON                , 2023 [(TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING)]. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE IMPLEMENTATION OF THE EXTENSION.

Pursuant to our MAA, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(1)	(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(2)	prior to 5:00 p.m. Eastern Time on , 2023 (two business days prior to the scheduled vote at the Extraordinary Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (email: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the Record Date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time, on                , 2023 (two business days before the scheduled vote at the Extraordinary Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the date of implementation of the Extension.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker US$100, and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders that request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Share certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the Redemption Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. Based on the amount in the Trust Account as of                , 2023, [the latest practicable date prior to the Record Date,] this would amount to approximately US$                per public share. The closing price of the public shares on the NYSE on                , 2023[, the latest practicable trading date prior to the Record Date,] was US$               . The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Company’s ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on                , 2023 (two business days before the scheduled vote at the Extraordinary Meeting). The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Redemption Withdrawal Procedures

The Board may elect to postpone the Extraordinary Meeting in its sole discretion before 9:30 a.m. Eastern Time on                , 2023, pursuant to Article 23.9 of the MAA.

The redemption of public shares pursuant to the Redemption Elections is subject to the Redemption Limitation (as defined in the MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any Election Reversals) if such redemption would cause the Company to have less than US$5,000,001 of net tangible assets following such redemptions. Prior to the deadline to make a Redemption Election (which is 5:00 p.m. Eastern Time on                , 2023, the date that is two business days prior to the scheduled vote at the Extraordinary Meeting), public shareholders that desire to indicate their intention to make an Election Reversal should indicate such intention in the Reversal Commitment Form accompanying this proxy statement, which should be submitted to the transfer agent. Such Reversal Commitment Form should contain the public shareholder’s legal name, phone number and address of the beneficial owner of the shares for which an Election Reversal is committed.

Immediately following the deadline to make a Redemption Election (which is 5:00 p.m. Eastern Time on                , 2023, the date that is two business days prior to the scheduled vote at the Extraordinary Meeting) and before the Extraordinary Meeting, a public shareholder that desires to withdraw its Redemption Election may effectuate an Election Reversal. In order to effectuate an Election Reversal, including one for which a commitment has previously been made on the Reversal Commitment Form, you must request that our transfer agent return the shares (physically or electronically) as soon as possible after the deadline to make a Redemption Election. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.

TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN TIME ON                , 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING, THAT THE TENDER OF YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

Interests of the Company’s Sponsor, Directors and Executive Officers

When you consider the recommendation of the Board, you should keep in mind that the Company’s Sponsor, directors, executive officers, and their respective affiliates, have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•	Prior to the IPO, on January 26, 2021, the Sponsor purchased 5,750,000 Founder Shares for an aggregate purchase price of US$25,000, or approximately US$0.004 per Founder Share. On March 22, 2021, the Sponsor transferred an aggregate of 500,000 Founder Shares to certain officers, directors and advisory board member of the Company. On May 11, 2021, 750,000 Founder Shares were forfeited by the Sponsor, resulting in the Sponsor holding 4,500,000 Founder Shares. Our directors and officers, Alexandre Casin, Dickson Cheng, Frank Han, Johnny Liu, Jonathan Lin, Kevin Lee and Sammy Hsieh, have a direct or indirect economic interest in an aggregate of 4,975,000 Founder Shares. If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination before July 25, 2023, in accordance with our MAA, the 5,000,000 Founder Shares will be worthless. As a result of the significantly lower investment per Founder Share of the holders as compared with the investment per public share of public shareholders, a transaction which results in an increase in the value of the investment of the holders of Founder Shares may result in a decrease in the value of the investment of public shareholders. The Founder Shares had an aggregate market value (assuming they have the same value per share as public shares) of approximately US$ based on the last sale price for the Company’s public shares of US$ on the NYSE on , 2023 [(the latest practicable trading date prior to the Record Date)].

•	If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination before July 25, 2023, in accordance with our MAA, the 6,000,000 Private Placement Warrants purchased by the Sponsor for an aggregate investment of US$6,000,000, or US$1.00 per warrant and the 2,000,000 Private Placement Warrants converted from the Working Capital Loans, if so elected by the Sponsor, at US$1.00 per warrant, will be worthless, as they will expire. The Private Placement Warrants had an aggregate market value (assuming they have the same value per warrant as the public warrants and assuming 2,000,000 Private Placement Warrants are converted from the Working Capital Loans) of US$ based on the last sale price for the public warrants of US$ on the NYSE on , 2023 [(the latest practicable trading date for public warrants prior to the Record Date)].

•	The aggregate market value of the Sponsor’s Founder Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Sponsor. As a result, if an initial business combination is completed, the Sponsor, the director and executive officers and their respective affiliates are likely to be able to make a substantial profit on their investment in us even at a time when the public shares has lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates and dissolves without completing its initial business combination before July 25, 2023, the Sponsor, the director and executive officers and their respective affiliates will lose their entire investment in us.

•	The Sponsor has agreed that it will be liable to us if and to the extent any claims by (A) a third-party (other than our independent registered public accounting firm) for services rendered or products sold to us, or (B) a prospective target business with which we have discussed entering into a written letter of intent, confidentiality or other similar agreement, reduce the amounts in the Trust Account to below the lesser of (i) US$10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than US$10.00 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

•	Pursuant to that certain letter agreement, dated as of March 23, 2021, by and among the Company, its executive officers, its directors, its advisory board member and the Sponsor, in connection with the IPO, the Sponsor and other signatories (each of whom is a member of the Board, advisory board member and/or executive officers) have agreed not to redeem any ordinary shares of the Company they hold in connection with a shareholder vote to approve an amendment to the MAA or a proposed initial business combination.

•	Holders of Founder Shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if the Company fails to complete a business combination by July 25, 2023 (or the applicable Extended Date).

•	The Company’s existing directors and officers will be eligible for continued indemnification and continued coverage under the Company’s directors’ and officers’ liability insurance policy after a business combination.

•	On September 19, 2022, the Company issued an unsecured convertible promissory note to the Sponsor, pursuant to which the Company may borrow up to US$200,000 for general corporate purpose. Furthermore, on November 18, 2022, the Company issued an unsecured convertible promissory note to the Sponsor pursuant to which the Company may borrow up to US$1,800,000 for general corporate purpose. Following the business combination, the Sponsor would be entitled to the repayment of any Working Capital Loan and advances that have been made to the Company and remain outstanding. If the Company does not complete an initial business combination within the required period, the Company may use a portion of its working capital held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used for this purpose.

•	All current members of the Board are expected to continue to serve as directors at least through the date of the Extraordinary Meeting to approve a business combination.

•	In connection with the First Extension Amendment Proposal, on March 29, 2023, the Company deposited US$150,000 to the Trust Account for the period from March 25, 2023 to April 25, 2023, on April 24, 2023, the Company deposited US$150,000 to the Trust Account for the period from April 25, 2023 to May 25, 2023, and on May 22, 2023, the Company deposited US$150,000 to the Trust Account for the period from May 25, 2023 to June 25, 2023. The Company plans to deposit another US$150,000 to the Trust Account for the period from June 25, 2023 to July 25, 2023.

•	The Company’s executive officers and directors, and their respective affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the date of this proxy statement, there are no outstanding out-of-pocket expenses for which the Company’s executive officers or directors, or their respective affiliates, are awaiting reimbursement.

U.S. Federal Income Tax Considerations

The following is a discussion of certain material U.S. federal income tax considerations for U.S. holders and Non-U.S. holders (each as defined below) of public shares (i) with respect to the Extension Amendment Proposal and (ii) whose public shares are redeemed for cash if the Extension Amendment Proposal is approved and the Extension is implemented. This discussion applies only to U.S. holders and Non-U.S. holders that hold public shares as “capital assets” within the meaning of Section 1221 of the Code (as defined below) (generally, property held for investment). This discussion is based on provisions of the Internal Revenue Code (the “Code”), Treasury Regulations promulgated thereunder (“Treasury Regulations”), rulings and other published positions of the Internal Revenue Service (the “IRS”) and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion. No advance ruling has been or will be sought from the IRS regarding any matter discussed below.

This discussion is for general information purposes only and does not purport to be a complete analysis of all of the U.S. federal income tax considerations that may be relevant to particular holders in light of their particular facts and circumstances, or to holders subject to special rules under the U.S. federal income tax laws, including, for example, but not limited to:

•	our Sponsor, founders, officers or directors;

•	banks and other financial institutions;

•	mutual funds;

•	insurance companies;

•	brokers or dealers in securities, currencies or commodities;

•	dealers or traders in securities subject to a mark-to-market method of accounting;

•	regulated investment companies and real estate investment trusts;

•	retirement plans, individual retirement accounts and other deferred accounts;

•	tax-exempt organizations, governmental agencies, instrumentalities or other governmental organizations and pension funds;

•	persons holding public shares as part of a “straddle,” hedge, constructive sale, or other integrated or conversion transaction or similar transaction;

•	U.S. holders whose functional currency is not the U.S. dollar;

•	Partnerships, other entities or arrangements classified as partnerships for U.S. federal income tax purposes, “S corporations,” or other pass-through entities for U.S. federal income tax purposes (or investors in such entities);

•	expatriated entities subject to Section 7874 of the Code;

•	persons required to accelerate the recognition of any item of gross income as a result of such income being recognized on an “applicable financial statement”;

•	persons subject to any alternative minimum tax;

•	persons subject to the applicable financial statement accounting rules of Section 451(b) of the Code;

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	holders owning or treated as owning 5% or more of our public shares (by vote or value);

•	grantor trusts; and

•	controlled foreign corporations, passive foreign investment companies, and corporations that accumulate earnings to avoid U.S. federal income tax.

This discussion does not address any U.S. federal tax considerations other than those pertaining to the income tax (such as estate, gift or other non-income tax considerations) or any state, local or foreign income or non-income tax considerations. In addition, this discussion does not address any considerations arising under the unearned income Medicare contribution tax, or any considerations in respect of any withholding required pursuant to the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and intergovernmental agreements entered into in connection therewith and any laws, regulations or practices adopted in connection with any such agreement).

If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) holds public shares, the U.S. federal income tax treatment of the partners in the partnership generally will depend upon the status of the partner, the activities of the partner and the partnership and certain determinations made at the partner level. Accordingly, partnerships and partners in partnerships holding public shares should consult their tax advisors as to the particular tax consequences to them of the redemption of public shares.

THE U.S. FEDERAL INCOME TAX TREATMENT OF THE EXERCISE OF REDEMPTION RIGHTS DISCUSSED HEREIN TO ANY PARTICULAR SHAREHOLDER WILL DEPEND ON THE SHAREHOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES TO YOU OF A REDEMPTION OF YOUR PUBLIC SHARES IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES.

Tax Treatment of Non-Redeeming Shareholders

A public shareholder that does not elect to redeem its public shares if the Extension Amendment Proposal is approved and the Extension is implemented will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.

Tax Treatment of Redeeming Shareholders

Subject to the PFIC rules discussed below, in the event that a holder’s public shares are redeemed pursuant to the redemption provisions described in this proxy statement under “The Extension Amendment Proposal — Redemption Rights,” the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares, the material U.S. federal income tax consequences to a U.S. holder (as defined below) generally will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares,” and the material U.S. federal income tax consequences to a Non-U.S. holder (as defined below) generally will be as described under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.”

Whether a redemption of a holder’s public shares qualifies for sale treatment will depend largely on the total number of shares treated as held, directly, indirectly or constructively, by such redeemed holder before and after the redemption (including any shares treated as held by such holder under applicable constructive ownership rules, including any shares constructively owned by the holder as a result of owning public warrants) relative to all of our shares outstanding both before and after the redemption. The redemption of a holder’s public shares generally will be treated as a sale of public shares by such holder (rather than as a corporate distribution) under Section 302 of the Code if the redemption: (i) is “substantially disproportionate” with respect to the holder; (ii) results in a “complete termination” of the holder’s interest in us; or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares actually owned by the holder, but also shares that are constructively owned by the holder under certain attribution rules set forth in the Code. Among other things, a holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any shares that the holder has a right to acquire pursuant to the exercise of an option, which would generally include public shares that could be acquired pursuant to the exercise of the public warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the holder immediately following the redemption of such holder’s public shares must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by the holder immediately before the redemption (taking into account redemptions by other holders of public shares). There will be a complete termination of a holder’s interest if either (i) all of the shares actually and constructively owned by the holder are redeemed or (ii) all of the shares actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the holder does not constructively own any other shares. The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of a holder’s public shares will be treated as a corporate distribution to the redeemed holder and the material U.S. federal income tax consequences of the redemption to such holder that is a U.S. holder generally will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the material U.S. federal income tax consequences of the redemption to such holder that is a Non-U.S. holder generally will be as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the holder in the redeemed public shares will be added to the holder’s adjusted tax basis in its remaining shares, or, if it has none, to the holder’s adjusted tax basis in its public warrants or possibly in other shares constructively owned by it.

A holder of public shares should consult its tax advisors as to the tax consequences of a redemption.

U.S. Holders

This section applies to “U.S. holders.” For purposes of this discussion, a “U.S. holder” means a beneficial owner of public shares that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•	a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (ii) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. holder’s public shares is treated as a distribution, as discussed above under the section entitled “Tax Treatment of Redeeming Shareholders,” then subject to the PFIC rules discussed below, such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such amount will be includable in gross income by such U.S. holder who actually or constructively receives the distribution in accordance with the U.S. Holder’s regular method of accounting for U.S. federal income tax purposes. Dividends will be taxable to a corporate U.S. holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends from other domestic corporations. Subject to the PFIC rules described below, distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be first applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain recognized on the sale or other taxable disposition of the public shares and will be treated as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.”

With respect to non-corporate U.S. holders, under tax laws currently in effect and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), dividends generally will be taxed at the lower applicable long-term capital gains rate only if the public shares are readily tradable on an established securities market in the United States, the Company is not treated as a PFIC at the time the dividend was paid or in the preceding year and provided certain holding period requirements are met. It is unclear whether the redemption rights with respect to our public shares may suspend the running of the applicable holding period for this purpose.

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. holder’s public shares is treated as a sale, as discussed above under the section entitled “Tax Treatment of Redeeming Shareholders,” then subject to the PFIC rules discussed below a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the public shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the public shares may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders are generally eligible to be taxed at preferential rates. The deductibility of capital losses is subject to limitations. U.S. holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (i) no predecessor of the foreign corporation was a PFIC; (ii) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (iii) the foreign corporation is not in fact a PFIC for either of those years.

Based upon the composition of our income and assets, and upon a review of our financial statements, we believe that we likely will not be eligible for the startup exception and therefore likely have been a PFIC since our first taxable year. No assurances can be made with respect to our status as a PFIC for the current taxable year or any future taxable year.

Although our PFIC status is determined annually, an initial determination that our company is a PFIC will generally apply for subsequent years to a U.S. holder who held public shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. holder of our public shares and the U.S. holder did not make either a timely and valid qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the U.S. holder held (or was deemed to hold) public shares, a QEF election along with a purging election, or a mark-to-market election, each as described below, such U.S. holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. holder on the sale or other disposition of its public shares (which may include gain realized by reason of transfer of public shares that would otherwise qualify as non-recognition transactions for U.S. federal income tax purposes) and (ii) any “excess distribution” made to the U.S. holder (generally, any distributions to such U.S. holder during a taxable year of the U.S. holder that are greater than 125% of the average annual distributions received by such U.S. holder in respect of the public shares during the three preceding taxable years of such U.S. holder or, if shorter, such U.S. holder’s holding period for the public shares).

Under these rules:

•	the U.S. holder’s gain or excess distribution will be allocated ratably over the U.S. holder’s holding period for the public shares;

•	the amount allocated to the U.S. holder’s taxable year in which the U.S. holder recognized the gain or received the excess distribution, or to the period in the U.S. holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•	the amount allocated to other taxable years (or portions thereof) of the U.S. holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. holder; and

•	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. holder with respect to the tax attributable to each such other taxable year of the U.S. holder.

In general, if we are determined to be a PFIC, a U.S. holder may avoid the PFIC tax consequences described above in respect of our public shares by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case, whether or not distributed, in the taxable year of the U.S. holder in which or with which our taxable year ends. A U.S. holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC Annual Information Statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a U.S. holder must receive a PFIC Annual Information Statement from us. If we determine we are a PFIC for any taxable year, upon written request, we will endeavor to provide to a U.S. holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. holder to make and maintain a QEF election, but there is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a U.S. holder has made a QEF election with respect to our public shares, and the excess distribution rules discussed above do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our public shares generally will be taxable as capital gain and no additional tax or interest charge will be imposed under the PFIC rules. As discussed above, if we are a PFIC for any taxable year, a U.S. holder of our public shares that has made a QEF election will be currently taxed on its pro rata share of our earnings and profits, whether or not distributed for such year. A subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable when distributed to such U.S. holder. The tax basis of a U.S. holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. In addition, if we are not a PFIC for any taxable year, such U.S. holder will not be subject to the QEF inclusion regime with respect to our public shares for such taxable year.

Alternatively, if we are a PFIC and our public shares constitute “marketable stock,” a U.S. holder may avoid the adverse PFIC tax consequences discussed above if such U.S. holder, at the close of the first taxable year in which it holds (or is deemed to hold) our public shares, makes a mark-to-market election with respect to such shares for such taxable year. Such U.S. holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its public shares at the end of such year over its adjusted basis in its public shares. The U.S. holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its public shares over the fair market value of its public shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. holder’s basis in its public shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its public shares will be treated as ordinary income.

The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including Nasdaq (on which we intend to list the public shares), or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. If made, a mark-to-market election would be effective for the taxable year for which the election was made and for all subsequent taxable years unless the ordinary shares ceased to qualify as “marketable stock” for purposes of the PFIC rules or the IRS consented to the revocation of the election. U.S. holders are urged to consult their tax advisors regarding the availability and tax consequences of a mark-to-market election with respect to our public shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, U.S. holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the U.S. holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a U.S. holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. There can be no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide such required information.

U.S. holders are urged to consult their tax advisors regarding the tax issues raised by lower-tier PFICs.

A U.S. holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. holders of our public shares are urged to consult their own tax advisors concerning the application of the PFIC rules to our securities under their particular circumstances.

Non-U.S. Holders

This section applies to “Non-U.S. holders.” For purposes of this discussion, a “Non-U.S. holder” means a beneficial owner of public shares that is neither a U.S. holder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

Taxation of Redemption as a Distribution

If the redemption of a Non-U.S. holder’s public shares is treated as a distribution, as discussed above under the section entitled “Tax Treatment of Redeeming Shareholders,” such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Unless such dividend is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), such dividend will generally not be subject to U.S. federal income or withholding tax. Distributions in excess of our current and accumulated earnings and profits and that exceed the Non-U.S. holder’s adjusted tax basis in its public shares will similarly not be generally subject to U.S. federal income or withholding tax unless effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder).

Dividends paid to a Non-U.S. holder that are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, as adjusted for certain items.

Taxation of Redemption as a Sale of Public Shares

If the redemption of a Non-U.S. holder’s public shares is treated as a sale, as discussed above under “Tax Treatment of Redeeming Shareholders,” a Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized in connection with such redemption, unless:

•	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder); or

•	the Non-U.S. holder is an individual who is present in the United States for 183 days or more during the taxable year of the redemption and certain other requirements are met.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above generally will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a 30% rate (or such lower rate specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, as adjusted for certain items.

Gain described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which generally may be offset by U.S. source capital losses of the Non-U.S. holder, provided the Non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.

Information Reporting and Backup Withholding

Generally, information reporting requirements may apply in connection with payments made to U.S. holders or Non-U.S. holders in connection with a redemption of public shares.

Backup withholding of tax (currently at a rate of 24%) generally will apply to cash payments to which a U.S. holder is entitled in connection with a redemption of public shares, unless the U.S. holder provides the applicable withholding agent with a properly completed and executed IRS Form W-9 providing such U.S. holder’s correct taxpayer identification number and certifying that such holder is not subject to backup withholding, or otherwise establishes an exemption. A Non-U.S. holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. holder or Non-U.S. holder generally will be allowed as a credit against such holder’s U.S. federal income tax liability, if any, and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

THE DISCUSSION ABOVE IS BASED ON CURRENT LAW. LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL CHANGES OR INTERPRETATIONS, WHICH CAN APPLY RETROACTIVELY, COULD AFFECT THE ACCURACY OF THE STATEMENTS SET FORTH THEREIN. THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY. IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, A HOLDER’S INDIVIDUAL CIRCUMSTANCES NOR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. JURISDICTION. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF A REDEMPTION OF THEIR PUBLIC SHARES TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.

Required Vote

Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present.

Holders of the Founder Shares are expected to vote any ordinary shares owned by them in favor of the Extension Amendment Proposal. As of                , 2023 [(the latest practicable date prior to the Record Date)], holders of the Founder Shares in the aggregate are entitled to vote 5,000,000 Founder Shares, which represents 43.1% of the Company’s issued and outstanding ordinary shares.

In addition, subject to Rule 14e-5, during the period when they are not aware of any material nonpublic information regarding the Company or its securities or otherwise, the insiders may purchase public shares in privately negotiated transactions or in the open market prior to or following the Extraordinary Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date for the Extraordinary Meeting may include a contractual acknowledgment with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Extraordinary Meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders that would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal. None of the insiders may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable adoption of the Extension Amendment Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See “ The Extension Amendment Proposal — Interests of the Company’s Sponsor, Directors and Executive Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Amendment Proposal. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Required Vote

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are voted on such resolution (in person (including virtually) or by proxy) at the Extraordinary Meeting at which a quorum is present. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or in person (including virtually) at the Extraordinary Meeting or an abstention will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Adjournment Proposal.

IF PRESENTED, THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the Extension Amendment Proposal. See “The Extension Amendment Proposal — Interests of the Company’s Sponsor, Directors and Executive Officers” for a further discussion.

Principal Shareholders

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of                , 2023, the latest practicable date prior to the Record Date of the Extraordinary Meeting, by:

•	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or Private Placement Warrants as these Warrants are not exercisable within 60 days of the date of this proxy statement.

As of                , 2023, there were a total of 11,595,117 ordinary shares, of which 6,595,117 were public shares and 5,000,000 were Founder Shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Class A Ordinary Shares Beneficially Owned	Percentage of Issued and Outstanding Ordinary Shares	Number of Class B Ordinary Shares Beneficially Owned(2)	Percentage of Issued and Outstanding Ordinary Shares
Alexandre Casin	-	-	50,000	*
Dickson Cheng	-	-	25,000	*
Frank Han	-	-	162,500	*
Johnny Liu			25,000	*
Jonathan Lin(3)	-	-	4,500,000	38.8%
Kevin Lee	-	-	162,500	*
Sammy Hsieh	-	-	50,000	*
All officers and directors as a group (seven individuals)	-	-	4,975,000	42.9%
Greater than 5% Holders:	-	-	-	-
Magnum Opus Holdings LLC(3)	-	-	4,500,000	38.8%

* Less than 1%

(1)	Unless otherwise noted, the business address of each of the following is Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong.

(2)	Interests shown consist solely of Founder Shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A Ordinary Shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment.

(3)	The Sponsor is the record holder of such shares. Magnum Opus Sponsor LLC holds 100% of the voting securities of the Sponsor, may be entitled to distribution of the Founder Shares and has voting and investment discretion with respect to the Founder Shares held of record by the Sponsor. Magnum Opus Sponsors LLC is controlled by Jonathan Lin, who is the chief executive officer and director of the Company. Mr. Lin disclaims beneficial ownership over any securities owned by the Sponsor other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

Delivery of Documents to Shareholders

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address that wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong or at +852 3757 9857.

Where You Can Find More Information

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal, or the Adjournment Proposal by contacting us at the following address or email or call:

Magnum Opus Acquisition Limited
Unit 1009, ICBC Tower,
Three Garden Road,
Central, Hong Kong
Telephone: +852 3757 9857
Email: jonathan.lin@l2capm.com

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: OPA.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the Extraordinary Meeting, you must make your request for information no later than                , 2023 [(one week prior to the date of the Extraordinary Meeting)].

Annex A

REVERSAL COMMITMENT FORM1

The Company requests that each public shareholder complete this Reversal Commitment Form to indicate its intention to make an Election Reversal with respect to such shareholder’s public shares.

The undersigned,                 (the “Shareholder”), is the beneficial owner of Class A Ordinary Shares of the Company (“Beneficial Holdings”). The Shareholder represents and warrants that such Shareholder has full power and authority with respect to its Beneficial Holdings for the purposes set forth herein.

The Shareholder hereby irrevocably gives notice to the Company of its intention to make an Election Reversal with respect to the percentage of such Beneficial Holdings as set forth below. By executing this form, the Shareholder agrees to tender for redemption all of its Beneficial Holdings as of the Record Date and to subsequently withdraw tender with respect to the percentage of its Beneficial Holdings as of the Record Date as set forth below.

Please return this form prior to 5:00 p.m. Eastern Time, on                , 2023 (two business days prior to the scheduled vote at the Extraordinary Meeting) to Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (email: spacredemptions@continentalstock.com).

Shareholder Account Name(s):

Non-Redemption Percentage:

Record Date:

Signature of Shareholder:

Signed By (Legal Name):

Title:

Address:

[1]	Capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the proxy statement.

A-1

Annex B

MAGNUM OPUS ACQUISITION LIMITED (THE “COMPANY”)
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

Extension Amendment Proposal

It is resolved as a special resolution that the amended and restated memorandum and articles of association of Magnum Opus Acquisition Limited be amended by deleting Articles 51.7 and 51.8 in their entirety and replacing them with the following:

“51.7 In the event that the Company does not consummate a Business Combination on or before September 25, 2023, the Board may, not less than three days prior to the applicable Extended Date, pass a resolution to extend the period of time to consummate a Business Combination, up to four times, each by an additional month, for an aggregate of four additional months, until January 25, 2024. In the event that the Company does not consummate a Business Combination on or before the First-Phase Extended Date, or, if the Board has resolved to extend the period of time to consummate a Business Combination beyond the First-Phase Extended Date, as permitted by this Article 51.7, by the applicable Second-Phase Extended Date, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay distribution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

For the purpose of this Article 51.7 and Article 51.8, the period from July 25, 2023 (exclusive) to September 25, 2023 (inclusive) is being referred to as the “First-Phase Extension Period,” and each of the one-month extension periods after September 25, 2023 (exclusive) and until January 25, 2024 (inclusive) as a “Second-Phase Extension Period.” Each of the First-Phase Extension Period and the Second-Phase Extension Periods is an “Extension Period.” September 25, 2023 is being referred as the “First-Phase Extended Date,” and the last day of each Second-Phase Extension Period is being referred to as a “Second-Phase Extended Date,” with the first Second-Phase Extended Date being October 25, 2023 and the fourth Second-Phase Extended Date being January 25, 2024. “Extended Date” means each of the First-Phase Extended Date and the Second-Phase Extended Date, as appropriate.

In connection with the extensions, the Company shall deposit in the Trust Account: (A) for the First-Phase Extension Period, US$300,000 (the “First-Phase Contribution”), and (B) if the Company does not consummate a business combination by the First-Phase Extended Date and the Board elects to extend the period to consummate a business combination beyond the First-Phase Extension Period, as permitted under this Article 51.7, for each applicable Second-Phase Extension Period, US$150,000 (each such deposit, a “Second-Phase Contribution”). The First-Phase Contribution shall be deposited in the Trust Account in two equal installments of US$150,000, on or before August 1, 2023 and September 1, 2023, respectively. Each Second-Phase Contribution, if applicable, shall be deposited into the Trust Account on or before (x) with respect to the first Second-Phase Extension Period, October 1, 2023, and (y) with respect to each subsequent Second-Phase Extension Period, the first day of the calendar month in which the immediate subsequent Second-Phase Extended Date falls. Each of the First-Phase Contribution and Second-Phase Contributions is being referred to as a “Contribution.”

B-1

For the avoidance of doubt, the Board may, prior to the last day of an Extension Period, pass a resolution to terminate such Extension Period, provided that the Company shall have deposited into the Trust Account the Contribution for such Extension Period.

51.8 In the event that any amendment is made to the Articles:

(a)	to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination on or before the First-Phase Extended Date (or, if the Board has resolved to extend the period of time to consummate a Business Combination as described in Article 51.7, by the applicable Second-Phase Extended Date); or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

Adjournment Proposal

“It is resolved to direct the chairman of the Extraordinary Meeting to adjourn the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.”

B-2